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                                                                   EXHIBIT 10(e)


                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT is made this 24th day of June, 1996, by and between Bell Atlantic Corporation, its successors and assigns ("Bell Atlantic"), and William O. Albertini, the Executive Vice President and Chief Financial Officer of Bell Atlantic (the "Key Employee"). In this Agreement, "Bell Atlantic Company" means any or all of the following: Bell Atlantic, a corporate subsidiary or other company affiliated with Bell Atlantic, or a company in which Bell Atlantic directly or indirectly owns a substantial equity interest, their successors and assigns, and, subsequent to any merger of Bell Atlantic with or into any other entity, any company which is an affiliate of the successors and assigns of Bell Atlantic subsequent to such merger, or a company in which any such successor or assignee owns a substantial equity interest.

         WHEREAS, pursuant to the terms of an Agreement and Plan of Merger, dated April 21, 1996, between Bell Atlantic, NYNEX Corporation ("NYNEX") and Seaboard Merger Company, and any amendment or restatement thereof (the "Definitive Agreement"), Bell Atlantic contemplates a corporate combination of the Bell Atlantic and NYNEX businesses on a date which is yet to be decided (the "Closing Date"), and Bell Atlantic contemplates that the achieving of the closing of the transactions contemplated by the Definitive Agreement (a "Closing"), and a successful combination of the two businesses, will depend on achieving numerous approvals by third parties, completing other conditions of closing, and developing of business integration plans, in addition to the continuation of efforts to manage and grow the existing lines of Bell Atlantic's business; and

         WHEREAS, Bell Atlantic acknowledges that the period from the date of this Agreement to a date not later than the second anniversary of the Closing Date is likely to be a period of extraordinary transition; and

         WHEREAS, Bell Atlantic wishes to provide additional financial security to the Key Employee, and to retain the services of the Key Employee, for the period through the second anniversary of the Closing Date; and

         WHEREAS, Bell Atlantic and the Key Employee wish to set forth the terms and conditions applicable to the continuing employment of the Key Employee.

         NOW, THEREFORE, for good and valuable consideration, the Key Employee and Bell Atlantic hereby agree as follows:

         1. TERM OF EMPLOYMENT DURING "TRANSITION PERIOD". The term of employment under this Agreement (the "Transition Period") shall commence on the date of this Agreement and end on the second anniversary of the Closing Date; provided, however, that, in the event that the Definitive Agreement is terminated (thereby canceling the plan of merger of Bell Atlantic and NYNEX), the "Transition Period" shall end on the date on which the termination of the Definitive Agreement is effective. The parties intend that the obligations of Bell Atlantic and the Bell


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Atlantic Companies under this Agreement shall likewise become the obligations of the successors and assigns of Bell Atlantic and the Bell Atlantic Companies subsequent to the Closing.

         2. OBLIGATIONS OF THE BELL ATLANTIC COMPANIES DURING THE TRANSITION PERIOD. During the Transition Period:

                  (a) one or more Bell Atlantic Companies shall employ the Key Employee, prior to Closing, as Executive Vice President and Chief Financial Officer, and, after Closing, as an officer and Senior Manager;

                  (b) the employing Bell Atlantic Company shall compensate the Key Employee at a Salary Grade not less than 33 (or the equivalent);

                  (c) the employing Bell Atlantic Company shall compensate the Key Employee at a rate of base salary not lower than the annual rate which is in effect on the date of this Agreement, and, in the case of any scheduled salary increase which has been communicated to the Key Executive with an effective date at any time in 1996, any employing Bell Atlantic Company shall compensate the Key Executive at a rate of base salary not lower than that increased salary rate on and after the effective date of that increase;

                  (d) to the extent not otherwise modified by the terms of this Agreement, the Key Employee shall be eligible to participate in all of the benefit and compensation plans, and the programs of perquisites, applicable to similarly-situated Senior Managers of Bell Atlantic, as those plans and programs may be amended from time to time; and

                  (e) the Key Employee shall be nominated for election as a director of Bell Atlantic at each annual meeting of shareowners of Bell Atlantic which occurs during the Transition Period and prior to the Closing Date.

     3. OBLIGATIONS OF THE KEY EMPLOYEE DURING THE TRANSITION PERIOD. During the Transition Period, the Key Employee shall have the following obligations and duties.

                  (a) The Key Employee shall continue to fully and faithfully perform his duties and responsibilities (i) as a director, so long as he is elected and serving, and (ii) as an officer.

                  (b) The Key Employee shall serve in such executive capacities, titles and authorities with respect to the Bell Atlantic Companies as the Board or the CEO may from time to time prescribe, and the Key Employee shall perform all duties incidental to such positions, shall cooperate fully with the Board and the CEO, and shall work cooperatively with the other officers of the Bell Atlantic Companies.


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                  (c)      The Key Employee shall continue to diligently devote
         his entire business skill, time and effort to the affairs of the Bell Atlantic Companies in accordance with the duties assigned to him that are not inconsistent with the terms hereof, and shall perform all such duties, and otherwise conduct himself, in a manner reasonably calculated in good faith by him to promote the best interests of the Bell Atlantic Companies. Prior to the Key Employee's retirement from Bell Atlantic, except to the extent specifically permitted by the Chief Executive Officer or the Board and except as set forth below, the Key Employee shall not, directly or indirectly, render any services of a business, commercial or professional nature to any other person or organization other than a Bell Atlantic Company or a venture in which a Bell Atlantic Company has a financial interest, whether or not the services are rendered for compensation; provided, however, that, nothing in this Agreement is intended to prevent the Key Employee from providing occasional services, either without compensation or for minimal compensation, as an adviser to, or as an officer or director of, a civic or charitable organization, a country club or other association that is primarily social in purpose, or other entities which are not primarily organized for a commercial or business purpose.

                  (d) The failure of the Key Employee to perform his obligations pursuant to paragraphs (a) through (c) above shall be excused when such failure is on account of the Key Employee's disability within the meaning of the applicable disability benefit plans in which the Key Employee participates from time to time.

         4.       STAY INCENTIVE.

                  (a) STAY BONUS AT CLOSING: Subject to the terms and conditions of this Agreement: (1) if there is a Closing of the transactions contemplated in the Definitive Agreement, and (2) if the Key Employee has remained an employee "in good standing" (as hereinafter defined) of one or more Bell Atlantic Companies, from the date of this Agreement to the Closing Date, then, unless such payment is deferred pursuant to Section 10(c), not later than 30 calendar days following the Closing Date, Bell Atlantic will cause the Bell Atlantic Company which then employs the Key Employee to pay the Key Employee a special bonus consisting of a single cash payment (a "Stay Bonus") in an amount equal (before withholding of taxes) to 100 percent of the Key Employee's "Pay" as of the Closing Date.

                  (b) DEFINITION OF "PAY": For purposes of this Agreement, "Pay" means the sum of (i) the annual rate of base salary on the applicable date, plus (ii) the greater of (a) the gross amount of the short term incentive award which was most recently awarded to the Key Employee prior to the applicable date (including both the cash and stock portions of such award, whether distributed or deferred), or (b) the gross amount of said most recent short term incentive award if it had been awarded at 150% of target and without any individual performance adjustment. For purposes of this definition, in the event that the most recent short term award was prorated for a portion of a year, the short term award shall be annualized to eliminate the effect of the proration.


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                  (c)      STAY BONUS IF MERGER PLAN IS TERMINATED:  Subject to
         the terms and conditions of this Agreement, if:

                           (1) the Definitive Agreement is terminated, thereby canceling the plan of merger of the Bell Atlantic and NYNEX businesses, and

                           (2) the Key Employee has remained an employee "in good standing" (as hereinafter defined) of one or more Bell Atlantic Companies, from the date of this Agreement to the date the Definitive Agreement is terminated;

         then, unless such payment is deferred pursuant to Section 10(c), not later than 30 calendar days following the date of termination of the Definitive Agreement, Bell Atlantic will cause the Bell Atlantic Company which then employs the Key Employee to pay the Key Employee a special bonus consisting of a single cash payment in an amount equal (before withholding of taxes) to 25 percent of Pay (as defined in Section 4(b), where the applicable date is the date of termination of the Definitive Agreement).

                  (d) PAYMENT IN CASE OF DEATH. Subject to the terms and conditions of this Agreement, in the event of the death of the Key Employee on any date after the date of this Agreement on which the Key Employee was an employee "in good standing" immediately prior to the death, and prior to Closing Date or the date of any termination of the Definitive Agreement, Bell Atlantic shall cause the Key Employee's last employing Bell Atlantic Company to pay the Key Employee's estate a single cash payment which (before withholding taxes) shall be equal to a fraction of the amount described in Section 4(a). The numerator of the fraction shall be the number of days that have elapsed between the signing of this Agreement and the Key Employee's date of death, and the denominator of the fraction shall be the number of days that elapse between the signing of this Agreement and the Closing Date. Such payment shall be made in accordance with the timetable prescribed in
         Section 4(a), in an amount equal (before withholding of taxes) to 25 percent of Pay (as defined in Section 4(b), where the applicable date is the date of death). If the Definitive Agreement is terminated as provided in Section 4(c) after the Key Employee's date of death, a payment shall be made to the Key Employee's estate (in lieu of the payment described in the previous sentence) in an amount equal (before withholding of taxes) to 25 percent of Pay (as defined in Section 4(b), where the applicable date is the date of death).

                  (e) DEFINITION OF EMPLOYMENT IN GOOD STANDING. For purposes of Section 4(a) through 4(d), the Key Employee will be considered to be "in good standing" on a given date if, on that date, the Key Employee has not terminated employment for any reason from the date of this Agreement to the given date, has not tendered oral or written notice of intent to resign or retire effective as of a date on or before the given date, and is not in receipt of notice from his employing Bell Atlantic Company that the employer has determined that the Key Employee's employment is to be terminated because the Key Employee has committed a


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         violation of law or a breach of the Employee Code of Conduct or other written policy of the employing company which is of sufficient severity to be cause for termination for misconduct.

                  5.       SPECIAL PAYMENT FOR TERMINATION WITHOUT CAUSE.

                  (a) PAYMENT IN LIEU OF STAY BONUS: Notwithstanding the provisions of this Agreement which require a Key Employee to be an employee in good standing on any applicable date stated in Section 4, in the event that the Key Employee's employment is terminated by a Bell Atlantic Company without "cause" (as defined in Section 6(b)) prior to a date as of which, if the Key Employee had remained an employee in good standing, a bonus under Section 4 of this Agreement would have become payable by virtue of the actual occurrence of the Closing or the termination of the Definitive Agreement or the death of the Key Employee, Bell Atlantic shall cause the Key Employee's last employing Bell Atlantic Company to pay the Key Employee (or the estate) a bonus equal in amount to the bonus which would otherwise have become payable hereunder, not later than 30 days following the date on which such bonus would have otherwise become payable under Section 4.

                  (b)      BREACH OF NON-COMPETE OR PROPRIETARY INFORMATION
         OBLIGATIONS: No payment shall be made under this Section 5 if Bell Atlantic determines that the Key Employee, during or after his period of service with any Bell Atlantic Company, has breached any obligation he may have under the terms of any non-compete or proprietary information agreement which is applicable to the Key Employee at the time of such a breach, or if there is evidence that the Key Employee has revealed trade secrets of Bell Atlantic in violation of applicable law. Under no circumstances will any payment be made under this
         Section 5 in the absence of the occurrence of an event which would have triggered a payment under Section 4 if the Key Employee were an employee in good standing on the date of the triggering event.

                  6. RETIREMENT, DISCHARGE FOR CAUSE, AND CERTAIN INVOLUNTARY TERMINATIONS OF EMPLOYMENT.

                  (a) VOLUNTARY RESIGNATION, RETIREMENT, OR DISCHARGE FOR CAUSE. In the event that the Key Employee voluntarily resigns or retires for any reason (except a "constructive discharge", as defined in Section 6(f)), or is discharged by Bell Atlantic for "cause" (as defined in section 6(b)), prior to the end of the Transition Period, the Key Employee shall forfeit any and all rights thereafter to receive further salary and benefits as set forth in Sections 2, 4 and 5 of this Agreement, but shall otherwise be eligible to receive any and all compensation and benefits for which a similarly-situated retiring Senior Manager would be eligible under the applicable provisions of the compensation and benefit plans, as those plans may be amended from time to time. In such event, the Key Employee shall be subject to the terms of the covenant not to compete, as described in Section 8 of this Agreement, for a period described therein.


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                  (b)      CAUSE. For purposes of this Agreement, the term
         "cause" shall mean a violation of law (other than a traffic violation or other minor civil offense), or behavior that Bell Atlantic concludes amounts to a material breach of any company policy or provision of the Employee Code of Business Conduct, and including, by way of example: dishonesty; working outside the Bell Atlantic Companies in violation of Sections 3(c) or 8 of this Agreement in competition with any Bell Atlantic Company; other conduct that poses a material conflict of interest; revealing confidential or proprietary information of any Bell Atlantic Company in violation of Section 9 of this Agreement; or a substantial and deliberate abuse of the voucher or expense reimbursement processes of any Bell Atlantic Company.

                  (c) CONSEQUENCES OF CERTAIN INVOLUNTARY TERMINATIONS. Subject to the terms of this Agreement, in the event that, at any time prior to the end of the Transition Period, the employment of the Key Employee is terminated by his employing company without "cause" (as hereinafter defined), Bell Atlantic shall cause said employing company to pay post-separation payments to the Key Employee, in cash, in monthly installments, each of which shall be equal to 1/12th of the Key Employee's "Pay" (as hereinafter defined), according to paragraphs (1) and (2), as follows:

                           (1) PAY FOR REMAINDER OF TERM OF EMPLOYMENT AGREEMENT. Monthly post-separation payments shall be payable from the effective date of the termination of employment (or, if later, the month in which the Closing Date occurs) through the last calendar month of the Transition Period; provided, however, that, if the termination of employment occurs prior to any Closing and the Definitive Agreement is thereafter terminated, thereby canceling the plan of merger of the Bell Atlantic and NYNEX businesses, no post-separation payments shall be payable under this paragraph.

                           (2) ADDITIONAL PAYMENTS IN CONSIDERATION FOR COVENANTS. In exchange for the continuing compliance of the Key Employee with the non-compete and other covenants of this Agreement, Bell Atlantic shall cause the Key Employee's last employing company to pay monthly post-separation payments to the Key Employee for 24 months, from the month following the termination of employment to the 24th month thereafter; provided, however, that installments under this paragraph will cease to be payable, and no Bell Atlantic Company shall have any further obligation to pay any post-separation payments under this paragraph to the Key Employee, on and after the date that Bell Atlantic determines that the Key Employee has breached the non-compete covenant or any other covenant under
                  Section 8 or 9 of this Agreement.

                  (d) "PAY". For purposes of this Section 6, "Pay" has the meaning stated in Section 4(b), where the applicable date is either the date of the Key Employee's separation from service, or the day prior to the date on which oral or written notice of termination of employment is first given by the applicable Bell Atlantic Company to the Key Employee, whichever produces the larger amount of "Pay".


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                  (e)      REMEDY APPLICABLE TO LONG-TERM COMPENSATION. In the
         event that post-separation payments become payable as a result of a termination without cause under Section 6(c) or a constructive discharge under Section 6(f), then, for purposes of the Key Employee's long-term compensation in the form of any and all Bell Atlantic stock options which are outstanding on the date of the Key Employee's separation from service, the Key Employee shall be deemed, for purposes of determining the duration of the Key Employee's right to exercise any and all such stock options, to have remained in active service with Bell Atlantic continuously through the second anniversary of the Closing Date, and then to have retired on that date with whatever rights to continue to exercise then-outstanding stock options subsequent to such date which would then be applicable to a retiring holder of such options under the terms of the respective stock option agreements and certificates. The provisions of this paragraph shall cease to apply if and when the Key Employee violates any covenant under
         Section 8 or 9 of this Agreement. Notwithstanding the provisions of this paragraph, any incentive stock options held by the Key Employee shall be recharacterized as nonqualified stock options at the end of the 90th day after the actual date of the Key Employee's separation from service from any and all Bell Atlantic Companies.

                  (f) CONSTRUCTIVE DISCHARGE. In the event that Bell Atlantic breaches any of its covenants under Section 2 of this Agreement and fails to remedy any such breach within 30 days of notice by the Key Employee, or in the event that the Key Employee is assigned, effective as of a date during the Transition Period and after the Closing Date, to a position which involves a "downgrade" (as hereinafter defined), and if the Key Employee terminates employment as a direct consequence of Bell Atlantic's breach or the Key Employee's decision to refuse to accept the downgrade, the Key Employee shall be eligible to receive post- separation payments on the same basis, subject to the same terms and conditions, and in the same amount, as if the employment of the Key Employee had been terminated without cause on the same date. For purposes of this Agreement, "downgrade" means an assignment to a position where the sum of the annual rate of base salary plus the maximum amount of annual short term incentive award the Key Employee would be eligible to receive per year in the new position is less than 90% of the sum of the corresponding items of salary and maximum annual short term incentive opportunity for the Key Employee's existing position.

                  (g) RESIGNATION UPON REFUSAL OF RELOCATION. In the event that the Key Employee is assigned, effective as of a date during the Transition Period and after the Closing Date, to a position which involves a "relocation" (as hereinafter defined), and if the Key Employee terminates employment as a direct consequence of refusing relocation, then the Key Employee shall be eligible to receive the post-separation payments described in paragraph 6(c)(2), but only for 12 successive months instead of 24 months, subject to the Key Employee's continued compliance with the covenants of Sections 8 and 9 of this Agreement. In such a case no Bell Atlantic Company shall have any obligation to pay any post-separation payments under paragraph 6(c)(1). For purposes of this Agreement, a "relocation" means an assignment to a position with a principal place of work which would require a commute, measured from the existing residence from which the Key Employee normally commutes to


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         work, which is more than 35 miles greater than the Key Employee's existing commute from such residence.

                  (h) DEATH. A Key Employee shall not be entitled to post-separation payments under this Agreement as a consequence of death during active employment. In case of the death of the Key Employee subsequent to terminating employment, and at a time when the Key Employee has received some, but not all, installments of post-separation payments which he continues to be eligible to receive, if the death occurs at a time when the Key Employee was continuing to comply with the applicable covenants of this Agreement, then the balance of the post-separation payments which then remain unpaid shall be paid in a single sum to the estate of the Key Employee.

         7. CERTAIN LIMITATIONS UPON PAYMENTS. Anything in this Agreement to the contrary notwithstanding, Bell Atlantic and the Key Employee agree to follow the procedures set forth in Attachment A with respect to the applicability of the provisions of Section 280G of the Internal Revenue Code of 1986, as amended.

         8.       PROHIBITION AGAINST COMPETITIVE ACTIVITIES.

                  (a) PROHIBITED CONDUCT BY THE KEY EMPLOYEE. During the period of the Key Employee's employment with any Bell Atlantic Company (both before and after the Closing Date), and for a period of 24 months following the Key Employee's retirement or termination of employment for any other reason from any and all Bell Atlantic Companies, the Key Employee, without the prior written consent of the Chief Executive Officer of Bell Atlantic (or the designee of that officer), shall not:

                           (i) personally engage in "Competitive Activities" (as defined in paragraph (b)) within any geographic area in which any Bell Atlantic Company is then engaged (or, at the time of the Key Employee's termination of employment, had a board-approved business plan under which it planned to engage) in such Competitive Activities;

                           (ii) work for, own, manage, operate, control or participate in the ownership, management, operation or control of, or provide consulting or advisory services to, any individual, partnership, firm, corporation or institution engaged in Competitive Activities within any geographic area described in Section (a)(i); provided, however, that the Key Employee's purchase or holding, for investment purposes, of securities of a publicly-traded company shall not constitute "ownership" or "participation in ownership" for purposes of this paragraph so long as the Key Employee's equity interest in any such company is less than a controlling interest;

                           (iii) directly or indirectly attempt to divert from any Bell Atlantic Company any business in connection with Competitive Activities.


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                  (b)      COMPETITIVE ACTIVITIES. For purposes of Section (a)
         hereof, "Competitive Activities" means business activities relating to products or services of the same or similar type as those for which the Key Employee had responsibility to plan, develop, manage or oversee within the last 24 months of the Key Employee's employment with any Bell Atlantic Company.

                  (c) NO SOLICITATION OF BELL ATLANTIC EMPLOYEES. During the period of the Key Employee's employment with any Bell Atlantic Company (both before and after the Closing Date), and for a period of 24 months following the Key Employee's retirement or termination of employment for any other reason from any and all Bell Atlantic Companies, the Key Employee shall not interfere with the relationship of any Bell Atlantic Company with any of its employees, agents, representatives, suppliers or vendors under contract, or joint venturers. During said 24-month post-separation period, the Key Employee will not solicit any employee of any Bell Atlantic Company to accept employment with, or provide services to, any person or entity which is not a Bell Atlantic Company.

                  (d) NOTICE. Bell Atlantic shall send the Key Employee written notice in the event that Bell Atlantic believes that the Key Employee has violated any of the prohibitions of this Section; provided, however, that any failure by Bell Atlantic to give notice under this provision or to enforce its rights under this Agreement in any one or more instances shall not be a bar to Bell Atlantic giving notice and taking action to enforce its rights under this Agreement at any later time. For a period of 15 days after the giving of such notice, the Key Employee shall have the opportunity to respond and discuss with Bell Atlantic the underlying facts and the basis for Bell Atlantic's belief that the Key Employee is in breach of this Section. During such 15-day period, Bell Atlantic shall not pursue any remedy provided by this Agreement or at law or in equity.

                  (e) FORFEITURE OF BENEFITS. The Key Employee acknowledges that his violation of any of the prohibitions of Section 8, either during a period of employment with a Bell Atlantic Company, or during the 24 months following termination of employment, may result in the Key Employee's forfeiture of any and all rights to benefits under the nonqualified pension plan in which the Key Employee participates, or the forfeiture of rights to payments or benefits under any other compensation or benefit plan which may contain similar prohibitions or conditions on benefits.

                  (f) WAIVER. Nothing in this Agreement shall bar the Key Employee from requesting, at the time of the Key Employee's retirement or at any time thereafter, that the officer named in Section 8(a) waive Bell Atlantic's rights to enforce the non-compete covenants of this Section , and said officer shall have the power to agree to such a waiver if said officer determines that it is not inconsistent with the interests of Bell Atlantic to do so.

         9.       PROHIBITION AGAINST DISCLOSURE OF PROPRIETARY INFORMATION.


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                  (a)      PROHIBITED CONDUCT BY THE KEY EMPLOYEE. The Key
         Employee acknowledges that, as one of the most senior officers of the Bell Atlantic Companies, the Key Employee has continuing access to confidential and proprietary information of Bell Atlantic Companies. The Key Employee shall, therefore, at all times during the period of active employment with any Bell Atlantic Company, and for a period of three years thereafter, preserve the confidentiality of all proprietary information of any Bell Atlantic Company. The three-year limitation under this paragraph shall not in any way limit any Bell Atlantic Company's common law and statutory rights to protect its trade secrets or intellectual property rights at any time, to the full extent of the law. "Proprietary information" includes, but is not limited to, information in the possession or control of a Bell Atlantic Company that has not been fully disclosed in a writing which has been generally circulated to the public at large, and which gives the Bell Atlantic Company an opportunity to obtain or maintain advantages over its current and potential competitors, such as strategic or tactical business plans, undisclosed financial data; ideas, processes, methods, techniques, systems, patented or copyrighted information, models, devices, programs, computer software or related information; documents relating to regulatory matters and correspondence with governmental entities; undisclosed information concerning any past, pending or threatened legal dispute, pricing and cost data; reports and analyses of business prospects; business transactions which are contemplated or planned; research data; personnel information and data; identities of users and purchasers of any Bell Atlantic Company's products or services; and other confidential matters pertaining to or known by one or more Bell Atlantic Companies, including confidential information of a third party which a Bell Atlantic Company is bound to protect.

                  (b) OBLIGATION TO RETURN COMPANY PROPERTY. If and when the Key Employee terminates employment for any reason with all Bell Atlantic Companies, the Key Employee shall, prior to the last day of active employment and without charge to any Bell Atlantic Company, return to the employing Bell Atlantic Company (or the rightful Bell Atlantic Company) all company property, including, without limitation, originals and copies of records, papers, programs, computer software, documents and other materials which contain Proprietary Information, as defined in the previous paragraph. The Key Employee shall thereafter cooperate with each applicable Bell Atlantic Company in executing and delivering documents requested by the company that are necessary to assist the Bell Atlantic Company in patenting or registering any programs, ideas, inventions, discoveries, copyright material or trademarks, and to vest title thereto in the Bell Atlantic Company.

                  (c) FORFEITURE OF BENEFITS. The Key Employee acknowledges that a violation of the prohibitions of this Section 9 may result in the Key Employee's forfeiture of any and all rights to benefits or awards under the nonqualified pension plan in which he participates, and any other benefit or compensation plan containing similar prohibitions and requirements.

                  (d) REMEDIES IN ADDITION TO FORFEITURE OF BENEFITS. The Key Employee recognizes that irreparable injury will result to one or more Bell Atlantic Companies, and to the business and property of any of them, in the event of a breach by the Key Employee of any


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         of the provisions of this Section 9. In the event of any breach of any of the Key Employee's covenants under this Section 9, any Bell Atlantic Company that is damaged by such breach shall be entitled, in addition to curtailing the payment of any post-separation payments hereunder, and in addition to any other remedies and damages which may be available at law, to injunctive relief to restrain the violation of such covenants by the Key Employee or by any person or persons acting for or with the Key Employee in any capacity whatsoever.

         10.      MISCELLANEOUS PROVISIONS.

                  (a) KEY EMPLOYEE'S DUTY TO TREAT THIS AGREEMENT AS CONFIDENTIAL. Unless and until the terms of this Agreement, and the amount of any payment eligible to be paid or actually paid under this Agreement, are disclosed in writing to the public by any Bell Atlantic Company pursuant to any applicable legal duty to disclose such information, it shall be a condition of eligibility to receive any payment hereunder that the Key Employee hold the terms of this Agreement and the amount of any payment hereunder in strict confidence, except that the Key Employee may disclose such details on a confidential basis to his or her spouse (if any), and to any financial counselor, tax adviser or legal counsel retained by the Key Employee. A breach by the Key Employee of his or her duty of confidentiality under this paragraph shall constitute cause for Bell Atlantic to terminate this Agreement.

                  (b)      ASSIGNMENT BY BELL ATLANTIC. The obligations of
         Bell Atlantic hereunder shall be the obligations of any and all successors and assigns of Bell Atlantic. Bell Atlantic may assign this Agreement without the Key Employee's consent to any company that acquires all or substantially all of the stock or assets of Bell Atlantic, or into which or with which Bell Atlantic is merged or consolidated. This Agreement may not be assigned by the Key Employee, and no person other than the Key Employee (or the Key Employee's estate) may assert the rights of the Key Employee under this Agreement.

                  (c) BONUS AND OTHER PAYMENTS NOT APPLICABLE TO PENSION, SAVINGS PLAN OR OTHER BENEFIT PLANS. The amounts described in Section 4, 5, and 6 of this Agreement shall not be eligible to be contributed to any qualified savings plan, and shall not be benefit-bearing compensation for purposes of any group term life insurance plan, pension plan, or other employee benefit plans. Nothing in this Agreement is intended to supersede or modify any rights which the Key Employee may have under any other compensation or benefit plan in which the Key Employee participates. At the time of determination that an amount is payable under Section 4 of this Agreement, such amount may be deferred under any nonqualified deferred compensation plan in which the Key Employee is then eligible to participate, but only if and to the extent then permitted under the terms of any such nonqualified deferred compensation plan.

                  (d) RELEASE. As a condition of eligibility to receive the benefits described in Sections 5 and 6 of this Agreement, the Key Employee shall sign and deliver a legal release in the form attached to this Agreement as Attachment B, which shall be signed by the Key

         Employee at the time of his retirement or other termination of employment from Bell Atlantic (the "Release"), and the Key Employee shall not revoke his signature.

                  (e) WAIVER. The waiver by Bell Atlantic of a breach by the Key Employee of any provision of this Agreement shall not be construed as a waiver of any subsequent breach.

                  (f) GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Virginia.

                  (g) ENTIRE AGREEMENT: Except for the terms of other compensation and benefit plans in which the Key Employee participates, this Agreement sets forth the entire understanding of Bell Atlantic and the Key Employee and supersedes all prior agreements and communications, whether oral or written, between Bell Atlantic and the Key Employee. This Agreement shall not be modified except by written agreement of the Key Employee and Bell Atlantic. During the Transition Period, the terms of Sections 8 and 9 of this Agreement shall supersede the terms of any Non-Compete and Proprietary Information Agreement to which the Key Employee and any Bell Atlantic Company are parties; provided, however, that, if the Key Employee remains employed by a Bell Atlantic Company subsequent to the termination of this Agreement at the end of the Transition Period (or any extension of such Transition Period which may later be agreed by amendment of this Agreement), any such prior Non- Compete and Proprietary Information Agreement shall again be enforceable to the full extent of its terms.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                            BELL ATLANTIC CORPORATION

                                            BY:
                                                --------------------------------
                                                  LAWRENCE T. BABBIO, JR.
                                                  VICE CHAIRMAN


                                            THE KEY EMPLOYEE


                                            ------------------------------------
                                                  WILLIAM O. ALBERTINI

                                  ATTACHMENT A

                        CERTAIN LIMITATIONS UPON PAYMENTS

         (a) TAX CODE LIMITATIONS. Anything in this Agreement to the contrary notwithstanding, in the event that it shall be determined that any payment or distribution by Bell Atlantic to or for the benefit of the Key Employee, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a "Payment"), would constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the aggregate present value of amounts payable or distributable to or for the benefit of the Key Employee pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the Reduced Amount. The "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be subject to taxation under Section 4999 of the Code. For purposes of this Section, present value shall be determined in accordance with Section 280G(d)(4) of the Code.

         (b) CALCULATIONS BY INDEPENDENT FIRM. All determinations to be made under this Section shall be made by Bell Atlantic's independent public accountant or such law firm as is acceptable to the Key Employee and Bell Atlantic (the "Independent Firm"), immediately if the Key Employee separates from service under circumstances which make the Key Employee eligible to receive post-separation payments under this Agreement, or at such other times as Bell Atlantic may determine. The parties agree that the Independent Firm shall render a preliminary opinion on the applicability of Section 280G to this Agreement within sixty (60) days of the date of Execution of this Agreement. The Independent Firm shall provide its determinations and any supporting calculations both to Bell Atlantic and the Key Employee within ten (10) days of the effective date of termination of employment, or when such calculations are otherwise made. Any such determination by the Independent Firm shall be binding upon Bell Atlantic and the Key Employee. Within five (5) days after this determination, Bell Atlantic shall commence to pay (or cause payments to commence to be paid) to or for the benefit of the Key Employee such amounts (if any) as are then due to the Key Employee under this Agreement.

         (c) OVERPAYMENTS AND UNDERPAYMENTS. As a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Independent Firm hereunder, it is possible that Agreement Payments will either have been made by Bell Atlantic which should not have been made ("Overpayment"), or that additional Agreement Payments which have not been made by Bell Atlantic could have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. Within two years after the effective date of termination of employment, the Independent Firm shall review the determination made by it pursuant to the preceding paragraph. In the event that the Independent Firm determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Key Employee which the Key Employee shall repay to Bell Atlantic together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code (the "Federal Rate"); provided,

- --------------------------------------------------------------------------------

Employment Agreement                   13
                              William O. Albertini
however, that no amount shall be payable by the Key Employee to Bell Atlantic if and to the extent such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Independent Firm determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the appropriate Bell Atlantic Company to or for the benefit of the Key Employee together with interest at the Federal Rate.

         (d) All of the fees and expenses of the Independent Firm in performing the determinations referred to in subsections (b) and (c) above shall be borne solely by Bell Atlantic.






















- --------------------------------------------------------------------------------
Employment Agreement                   14
                              William O. Albertini

                                  ATTACHMENT B

                                     RELEASE

         THIS RELEASE (the "Release") is entered into by       [NAME]      (the
"Key Employee"), for the benefit of ________________________________________
(the "Company"), and for the benefit of all companies affiliated with the Company (collectively, "Bell Atlantic Companies"), and the officers, directors and employees of each of them.

         WHEREAS, the Key Employee has separated from service with the Company on _____________, 199_ (the "Separation Date") pursuant to the terms of an Employment Agreement, dated _______________, 1996, between Bell Atlantic Corporation and the Key Employee (the "Agreement"), and he wishes to execute this Release as contemplated under the terms of the Agreement.

         NOW, THEREFORE, the Key Employee affirms as follows:

         1. The Key Employee, as his free and voluntary act, hereby releases and discharges the Company, its affiliates, and their successors and assigns, and the directors, officers, employees, and agents of each of them, of and from any and all debts, obligations, claims, demands, judgments or causes of action of any kind whatsoever, known or unknown, in tort, contract, by statute or on any other basis, for equitable relief, compensatory, punitive or other damages, expenses (including attorneys' fees), reimbursements or costs of any kind, including but not limited to, any and all claims, demands, rights and/or causes of action, including those which might arise out of allegations relating to a claimed breach of an alleged oral or written employment contract, or relating to purported employment discrimination or civil rights violations, such as, but not limited to, those arising under Title VII of the Civil Rights Act of 1964 (42 U.S.C. Section 2000e et seq.) as amended by the Civil Rights Act of 1991, the Civil Rights Acts of 1866 and 1871 (42 U.S.C. Sections 1981 and 1983), Key Employee Order 11246, as amended, the Age Discrimination in Employment Act of 1967, as amended (29 U.S.C. Section 621 et seq.), the Equal Pay Act of 1963 (29 U.S.C. Section 206(d)(1)), the Rehabilitation Act of 1973 (29 U.S.C. Sections 701-794), the Americans with Disabilities Act, or any other applicable federal, state or local employment discrimination statute or ordinance, which the Key Employee might have or assert against any of said entities or persons (a) by reason of the Key Employee's active employment by the Company or any affiliated company, or the termination of said employment and all circumstances related thereto; or (b) by reason of any other matter, cause or thing whatsoever which may have occurred prior to the date of execution of this Release. Moreover, the Key Employee waives any and all rights under the Employee Retirement Income

- --------------------------------------------------------------------------------
Release under Employment Agreement      1
                              William O. Albertini

Security Act of 1974 (ERISA) to assert any claim to any severance benefits, or other remuneration on account of separation from service, other than as stated in the Agreement.

         2. The Key Employee hereby reaffirms the terms and conditions of the Agreement in all respects.

         3. Should any provision of this Release be declared or be determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby, and said illegal or invalid part, term or provision shall be deemed not to be a part of this Release.

         STATEMENT BY THE KEY EMPLOYEE WHO IS SIGNING BELOW: THE COMPANY HAS ADVISED ME IN WRITING TO CONSULT WITH AN ATTORNEY PRIOR TO EXECUTING THIS RELEASE. I HAVE CAREFULLY READ AND FULLY UNDERSTAND THE PROVISIONS OF THIS RELEASE AND HAVE HAD SUFFICIENT TIME AND OPPORTUNITY (OVER A PERIOD OF SUBSTANTIALLY MORE THAN 21 DAYS) TO CONSULT WITH MY PERSONAL TAX, FINANCIAL AND LEGAL ADVISORS PRIOR TO EXECUTING THIS DOCUMENT, AND I INTEND TO BE LEGALLY BOUND BY ITS TERMS. I UNDERSTAND THAT I MAY REVOKE THIS RELEASE WITHIN SEVEN (7) DAYS FOLLOWING MY SIGNING, AND THIS RELEASE WILL NOT BECOME ENFORCEABLE OR EFFECTIVE UNTIL THAT SEVEN-DAY PERIOD HAS EXPIRED.

         THE UNDERSIGNED, intending to be legally bound, has executed this
Release as of the       day of           , 199  , that being the Key Employee's
Separation Date.

                                          THE KEY EMPLOYEE



                                          SIGNED:
                                                  ------------------------------


                                THIS IS A RELEASE
                          READ CAREFULLY BEFORE SIGNING




- --------------------------------------------------------------------------------
Release under Employment Agreement      2
                              William O. Albertini

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT is made this 29th day of June, 1996, by and between Bell Atlantic Corporation, on behalf of Bell Atlantic Network Services, Inc., its successors and assigns ("Bell Atlantic"), and Bruce S. Gordon, Group President - Consumer and Small Business Services (the "Key Employee"). In this Agreement, "Bell Atlantic Company" means any or all of the following: Bell Atlantic, a corporate subsidiary or other company affiliated with Bell Atlantic, or a company in which Bell Atlantic directly or indirectly owns a substantial equity interest, their successors and assigns, and, subsequent to any merger of Bell Atlantic with or into any other entity, any company which is an affiliate of the successors and assigns of Bell Atlantic subsequent to such merger, or a company in which any such successor or assignee owns a substantial equity interest.

         WHEREAS, pursuant to the terms of an Agreement and Plan of Merger, dated April 21, 1996, between Bell Atlantic, NYNEX Corporation ("NYNEX") and Seaboard Merger Company, and any amendment or restatement thereof (the "Definitive Agreement"), Bell Atlantic contemplates a corporate combination of the Bell Atlantic and NYNEX businesses on a date which is yet to be decided (the "Closing Date"), and Bell Atlantic contemplates that the achieving of the closing of the transactions contemplated by the Definitive Agreement (a "Closing"), and a successful combination of the two businesses, will depend on achieving numerous approvals by third parties, completing other conditions of closing, and developing of business integration plans, in addition to the continuation of efforts to manage and grow the existing lines of Bell Atlantic's business; and

         WHEREAS, Bell Atlantic acknowledges that the period from the date of this Agreement to a date not later than the second anniversary of the Closing Date is likely to be a period of extraordinary transition; and

         WHEREAS, Bell Atlantic wishes to provide additional financial security to the Key Employee, and to retain the services of the Key Employee, for the period through the second anniversary of the Closing Date; and

         WHEREAS, Bell Atlantic and the Key Employee wish to set forth the terms and conditions applicable to the continuing employment of the Key Employee.

         NOW, THEREFORE, for good and valuable consideration, the Key Employee and Bell Atlantic hereby agree as follows:

         1. TERM OF EMPLOYMENT DURING "TRANSITION PERIOD". The term of employment under this Agreement (the "Transition Period") shall commence on the date of this Agreement and end on the second anniversary of the Closing Date; provided, however, that, in the event that the Definitive Agreement is terminated (thereby canceling the plan of merger of Bell Atlantic and NYNEX), the "Transition Period" shall end on the date on which the termination of the Definitive

Agreement is effective. The parties intend that the obligations of Bell Atlantic and the Bell Atlantic Companies under this Agreement shall likewise become the obligations of the successors and assigns of Bell Atlantic and the Bell Atlantic Companies subsequent to the Closing.

         2. OBLIGATIONS OF THE BELL ATLANTIC COMPANIES DURING THE TRANSITION PERIOD. During the Transition Period:

                  (a) one or more Bell Atlantic Companies shall employ the Key Employee, prior to Closing, as Group President - Consumer and Small Business Services, and, after Closing, as an officer and Senior Manager;

                  (b) the employing Bell Atlantic Company shall compensate the Key Employee at a Salary Grade not less than 32,

                  (c) the employing Bell Atlantic Company shall compensate the Key Employee at a rate of base salary not lower than the annual rate which is in effect on the date of this Agreement, and, in the case of any scheduled salary increase which has been communicated to the Key Executive with an effective date at any time in 1996, any employing Bell Atlantic Company shall compensate the Key Executive at a rate of base salary not lower than that increased salary rate on and after the effective date of that increase; and

                  (d) to the extent not otherwise modified by the terms of this Agreement, the Key Employee shall be eligible to participate in all of the benefit and compensation plans, and the programs of perquisites, applicable to similarly-situated Senior Managers of Bell Atlantic, as those plans and programs may be amended from time to time.

         3. OBLIGATIONS OF THE KEY EMPLOYEE DURING THE TRANSITION PERIOD. During the Transition Period, the Key Employee shall have the following obligations and duties.

                  (a) The Key Employee shall continue to fully and faithfully perform his duties and responsibilities as an officer.

                  (b) The Key Employee shall serve in such executive capacities, titles and authorities with respect to the Bell Atlantic Companies as the Board or the CEO may from time to time prescribe, and the Key Employee shall perform all duties incidental to such positions, shall cooperate fully with the Board and the CEO, and shall work cooperatively with the other officers of the Bell Atlantic Companies.

                  (c) The Key Employee shall continue to diligently devote his entire business skill, time and effort to the affairs of the Bell Atlantic Companies in accordance with the duties assigned to him that are not inconsistent with the terms hereof, and shall perform all such duties, and otherwise conduct himself, in a manner reasonably calculated in good faith by him to promote the best interests of the Bell Atlantic Companies. Prior to the Key Employee's retirement from Bell Atlantic, except to the extent specifically permitted by the Chief Executive Officer or the Board and except as set forth below, the Key Employee shall not, directly or indirectly, render any services of a business, commercial or professional nature to any other person or organization other than a Bell Atlantic Company or a venture in which a Bell Atlantic Company has a financial interest, whether or not the services are rendered for compensation.

                  (d) The failure of the Key Employee to perform his obligations pursuant to paragraphs (a) through (c) above shall be excused when such failure is on account of the Key Employee's disability within the meaning of the applicable disability benefit plans in which the Key Employee participates from time to time.

         4.       STAY INCENTIVE.

                           (a) STAY BONUS AT CLOSING: Subject to the terms and
                  conditions of this Agreement:

                           (1) if there is a Closing of the transactions
                  contemplated in the Definitive Agreement, and

                           (2) if the Key Employee has remained an employee "in
                  good standing" (as hereinafter defined) of one or more Bell Atlantic Companies, from the date of this Agreement to the Closing Date;

         then, unless such payment is deferred pursuant to Section 10(c), not later than 30 calendar days following the Closing Date, Bell Atlantic will cause the Bell Atlantic Company which then employs the Key Employee to pay the Key Employee a special bonus consisting of a single cash payment (a "Stay Bonus") in an amount equal (before withholding of taxes) to 100 percent of the Key Employee's "Pay" as of the Closing Date.

                  (b) DEFINITION OF "PAY": For purposes of this Agreement, "Pay" means the sum of (i) the annual rate of base salary on the applicable date, plus (ii) the greater of (a) the gross amount of the short term incentive award which was most recently awarded to the Key Employee prior to the applicable date (including both the cash and stock portions of such award, whether distributed or deferred), or (b) the gross amount of said most recent short term incentive award if it had been awarded at 150% of target and without any individual performance adjustment. For purposes of this definition, in the event that the most recent short term award was prorated for a portion of a year, the short term award shall be annualized to eliminate the effect of the proration.

                  (c) STAY BONUS IF MERGER PLAN IS TERMINATED: Subject to the terms and conditions of this Agreement, if:

                           (1) the Definitive Agreement is terminated, thereby
                  canceling the plan of merger of the Bell Atlantic and NYNEX businesses, and

                           (2) the Key Employee has remained an employee "in
                  good standing" (as hereinafter defined) of one or more Bell Atlantic Companies, from the date of this Agreement to the date the Definitive Agreement is terminated;

         then, unless such payment is deferred pursuant to Section 10(c), not later than 30 calendar days following the date of termination of the Definitive Agreement, Bell Atlantic will cause the Bell Atlantic Company which then employs the Key Employee to pay the Key Employee a special bonus consisting of a single cash payment in an amount equal (before withholding of taxes) to 25 percent of Pay (as defined in Section 4(b), where the applicable date is the date of termination of the Definitive Agreement).

                  (d) PAYMENT IN CASE OF DEATH. Subject to the terms and conditions of this Agreement, in the event of the death of the Key Employee on any date after the date of this Agreement on which the Key Employee was an employee "in good standing" immediately prior to the death, and prior to Closing Date or the date of any termination of the Definitive Agreement, Bell Atlantic shall cause the Key Employee's last employing Bell Atlantic Company to pay the Key Employee's estate a single cash payment which (before withholding taxes) shall be equal to a fraction of the amount described in Section 4(a). The numerator of the fraction shall be the number of days that have elapsed between the signing of this Agreement and the Key Employee's date of death, and the denominator of the fraction shall be the number of days that elapse between the signing of this Agreement and the Closing Date. Such payment shall be made in accordance with the timetable prescribed in
         Section 4(a), in an amount equal (before withholding of taxes) to 25 percent of Pay (as defined in Section 4(b), where the applicable date is the date of death). If the Definitive Agreement is terminated as provided in Section 4(c) after the Key Employee's date of death, a payment shall be made to the Key Employee's estate (in lieu of the payment described in the previous sentence) in an amount equal (before withholding of taxes) to 25 percent of Pay (as defined in Section 4(b), where the applicable date is the date of death).

                  (e) DEFINITION OF EMPLOYMENT IN GOOD STANDING. For purposes of
         Section 4(a) through 4(d), the Key Employee will be considered to be "in good standing" on a given date if, on that date, the Key Employee has not terminated employment for any reason from the date of this Agreement to the given date, has not tendered oral or written notice of intent to resign or retire effective as of a date on or before the given date, and is not in receipt of notice from his employing Bell Atlantic Company that the employer has determined that the Key Employee's employment is to be terminated because the Key Employee has committed a violation of law or a breach of the Employee Code of Conduct or other written policy of the employing company which is of sufficient severity to be cause for termination for misconduct.

                  5. SPECIAL PAYMENT FOR TERMINATION WITHOUT CAUSE.

                 (a) PAYMENT IN LIEU OF STAY BONUS: Notwithstanding the provisions of this Agreement which require a Key Employee to be an employee in good standing on any applicable date stated in Section 4, in the event that the Key Employee's employment is terminated by a Bell Atlantic Company without "cause" (as defined in Section 6(b)) prior to a date as of which, if the Key Employee had remained an employee in good standing, a bonus under Section 4 of this Agreement would have become payable by virtue of the actual occurrence of the Closing or the termination of the Definitive Agreement or the death of the Key Employee, Bell Atlantic shall cause the Key Employee's last employing Bell Atlantic Company to pay the Key Employee (or the estate) a bonus equal in amount to the bonus which would otherwise have become payable hereunder, not later than 30 days following the date on which such bonus would have otherwise become payable under Section 4.

                  (b) BREACH OF NON-COMPETE OR PROPRIETARY INFORMATION
         OBLIGATIONS: No payment shall be made under this Section 5 if Bell Atlantic determines that the Key Employee, during or after his period of service with any Bell Atlantic Company, has breached any obligation he may have under the terms of any non-compete or proprietary information agreement which is applicable to the Key Employee at the time of such a breach, or if there is evidence that the Key Employee has revealed trade secrets of Bell Atlantic in violation of applicable law. Under no circumstances will any payment be made under this Section 5 in the absence of the occurrence of an event which would have triggered a payment under Section 4 if the Key Employee were an employee in good standing on the date of the triggering event.

                           6. RETIREMENT, DISCHARGE FOR CAUSE, AND CERTAIN
                  INVOLUNTARY TERMINATIONS OF EMPLOYMENT.

                  (a) VOLUNTARY RESIGNATION, RETIREMENT, OR DISCHARGE FOR CAUSE. In the event that the Key Employee voluntarily resigns or retires for any reason (except a "constructive discharge", as defined in Section 6(f)), or is discharged by Bell Atlantic for "cause" (as defined in section 6(b)), prior to the end of the Transition Period, the Key Employee shall forfeit any and all rights thereafter to receive further salary and benefits as set forth in Sections 2, 4 and 5 of this Agreement, but shall otherwise be eligible to receive any and all compensation and benefits for which a similarly-situated retiring Senior Manager would be eligible under the applicable provisions of the compensation and benefit plans, as those plans may be amended from time to time. In such event, the Key Employee shall be subject to the terms of the covenant not to compete, as described in Section 8 of this Agreement, for a period described therein.

                  (b) CAUSE. For purposes of this Agreement, the term "cause" shall mean a violation of law (other than a traffic violation or other minor civil offense), or behavior that Bell Atlantic concludes amounts to a material breach of any company policy or provision of the Employee Code of Business Conduct, and including, by way of example: dishonesty; working outside the Bell Atlantic Companies in violation of Sections 3(c) or 8 of this

         Agreement in competition with any Bell Atlantic Company; other conduct that poses a material conflict of interest; revealing confidential or proprietary information of any Bell Atlantic Company in violation of
         Section 9 of this Agreement; or a substantial and deliberate abuse of the voucher or expense reimbursement processes of any Bell Atlantic Company.

                  (c) CONSEQUENCES OF CERTAIN INVOLUNTARY TERMINATIONS. Subject to the terms of this Agreement, in the event that, at any time prior to the end of the Transition Period, the employment of the Key Employee is terminated by his employing company without "cause" (as hereinafter defined), Bell Atlantic shall cause said employing company to pay post-separation payments to the Key Employee, in cash, in monthly installments, each of which shall be equal to 1/12th of the Key Employee's "Pay" (as hereinafter defined), according to paragraphs (1) and (2), as follows:

                           (1) PAY FOR REMAINDER OF TERM OF EMPLOYMENT
                  AGREEMENT. Monthly post-separation payments shall be payable from the effective date of the termination of employment (or, if later, the month in which the Closing Date occurs) through the last calendar month of the Transition Period; provided, however, that, if the termination of employment occurs prior to any Closing and the Definitive Agreement is thereafter terminated, thereby canceling the plan of merger of the Bell Atlantic and NYNEX businesses, no post-separation payments shall be payable under this paragraph.

                           (2) ADDITIONAL PAYMENTS IN CONSIDERATION FOR
                  COVENANTS. In exchange for the continuing compliance of the Key Employee with the non-compete and other covenants of this Agreement, Bell Atlantic shall cause the Key Employee's last employing company to pay monthly post-separation payments to the Key Employee for 24 months, from the month following the termination of employment to the 24th month thereafter; provided, however, that installments under this paragraph will cease to be payable, and no Bell Atlantic Company shall have any further obligation to pay any post-separation payments under this paragraph to the Key Employee, on and after the date that Bell Atlantic determines that the Key Employee has breached the non-compete covenant or any other covenant under
                  Section 8 or 9 of this Agreement.

                  (d) "PAY". For purposes of this Section 6, "Pay" has the meaning stated in Section 4(b), where the applicable date is either the date of the Key Employee's separation from service, or the day prior to the date on which oral or written notice of termination of employment is first given by the applicable Bell Atlantic Company to the Key Employee, whichever produces the larger amount of "Pay".

                  (e) REMEDY APPLICABLE TO LONG-TERM COMPENSATION. In the event that post- separation payments become payable as a result of a termination without cause under Section 6(c) or a constructive discharge under Section 6(f), then, for purposes of the Key Employee's long-term compensation in the form of any and all Bell Atlantic stock options which are outstanding on the date of the Key Employee's separation from service, the Key Employee shall be deemed, for purposes of determining the duration of the Key Employee's right to exercise any and all such stock options, to have remained in active service with Bell Atlantic continuously through the second anniversary of the Closing Date, and then to have retired on that date with whatever rights to continue to exercise then-outstanding stock options subsequent to such date which would then be applicable to a retiring holder of such options under the terms of the respective stock option agreements and certificates. The provisions of this paragraph shall cease to apply if and when the Key Employee violates any covenant under Section 8 or 9 of this Agreement. Notwithstanding the provisions of this paragraph, any incentive stock options held by the Key Employee shall be recharacterized as nonqualified stock options at the end of the 90th day after the actual date of the Key Employee's separation from service from any and all Bell Atlantic Companies.

                  (f) CONSTRUCTIVE DISCHARGE. In the event that Bell Atlantic breaches any of its covenants under Section 2 of this Agreement and fails to remedy any such breach within 30 days of notice by the Key Employee, or in the event that the Key Employee is assigned, effective as of a date during the Transition Period and after the Closing Date, to a position which involves a "downgrade" (as hereinafter defined), and if the Key Employee terminates employment as a direct consequence of Bell Atlantic's breach or the Key Employee's decision to refuse to accept the downgrade, the Key Employee shall be eligible to receive post- separation payments on the same basis, subject to the same terms and conditions, and in the same amount, as if the employment of the Key Employee had been terminated without cause on the same date. For purposes of this Agreement, "downgrade" means an assignment to a position where the sum of the annual rate of base salary plus the maximum amount of annual short term incentive award the Key Employee would be eligible to receive per year in the new position is less than 90% of the sum of the corresponding items of salary and maximum annual short term incentive opportunity for the Key Employee's existing position.

                  (g) RESIGNATION UPON REFUSAL OF RELOCATION. In the event that the Key Employee is assigned, effective as of a date during the Transition Period and after the Closing Date, to a position which involves a "relocation" (as hereinafter defined), and if the Key Employee terminates employment as a direct consequence of refusing relocation, then the Key Employee shall be eligible to receive the post-separation payments described in paragraph 6(c)(2), but only for 12 successive months instead of 24 months, subject to the Key Employee's continued compliance with the covenants of Sections 8 and 9 of this Agreement.. In such a case no Bell Atlantic Company shall have any obligation to pay any post-separation payments under paragraph 6(c)(1). For purposes of this Agreement, a "relocation" means an assignment to a position with a principal place of work which would require a commute, measured from the existing residence from which the Key Employee normally commutes to work, which is more than 35 miles greater than the Key Employee's existing commute from such residence.

                  (h) DEATH. A Key Employee shall not be entitled to post-separation payments under this Agreement as a consequence of death during active employment. In case of the death of the Key Employee subsequent to terminating employment, and at a time when the Key Employee has received some, but not all, installments of post-separation payments which he continues to be eligible to receive, if the death occurs at a time when the Key Employee was continuing to comply with the applicable covenants of this Agreement, then the balance of the post-separation payments which then remain unpaid shall be paid in a single sum to the estate of the Key Employee.

         7. CERTAIN LIMITATIONS UPON PAYMENTS. Anything in this Agreement to the contrary notwithstanding, Bell Atlantic and the Key Employee agree to follow the procedures set forth in Attachment A with respect to the applicability of the provisions of Section 280G of the Internal Revenue Code of 1986, as amended.

         8. PROHIBITION AGAINST COMPETITIVE ACTIVITIES.

                  (a) PROHIBITED CONDUCT BY THE KEY EMPLOYEE. During the period of the Key Employee's employment with any Bell Atlantic Company (both before and after the Closing Date), and for a period of 24 months following the Key Employee's retirement or termination of employment for any other reason from any and all Bell Atlantic Companies, the Key Employee, without the prior written consent of the Chief Executive Officer of Bell Atlantic (or the designee of that officer), shall not:

                           (i) personally engage in "Competitive Activities" (as
                  defined in paragraph (b)) within any geographic area in which any Bell Atlantic Company is then engaged (or, at the time of the Key Employee's termination of employment, had a board-approved business plan under which it planned to engage) in such Competitive Activities;

                           (ii) work for, own, manage, operate, control or
                  participate in the ownership, management, operation or control of, or provide consulting or advisory services to, any individual, partnership, firm, corporation or institution engaged in Competitive Activities within any geographic area described in Section (a)(i); provided, however, that the Key Employee's purchase or holding, for investment purposes, of securities of a publicly-traded company shall not constitute "ownership" or "participation in ownership" for purposes of this paragraph so long as the Key Employee's equity interest in any such company is less than a controlling interest;

                           (iii) directly or indirectly attempt to divert from
                  any Bell Atlantic Company any business in connection with Competitive Activities.

                  (b) COMPETITIVE ACTIVITIES. For purposes of Section (a) hereof, "Competitive Activities" means business activities relating to products or services of the same or similar type as those for which the Key Employee had responsibility to plan, develop, manage or oversee within the last 24 months of the Key Employee's employment with any Bell Atlantic Company.

                  (c) NO SOLICITATION OF BELL ATLANTIC EMPLOYEES. During the period of the Key Employee's employment with any Bell Atlantic Company (both before and after the Closing Date), and for a period of 24 months following the Key Employee's retirement or termination of employment for any other reason from any and all Bell Atlantic Companies, the Key Employee shall not interfere with the relationship of any Bell Atlantic Company with any of its employees, agents, representatives, suppliers or vendors under contract, or joint venturers. During said 24-month post-separation period, the Key Employee will not solicit any employee of any Bell Atlantic Company to accept employment with, or provide services to, any person or entity which is not a Bell Atlantic Company.

                  (d) NOTICE. Bell Atlantic shall send the Key Employee written notice in the event that Bell Atlantic believes that the Key Employee has violated any of the prohibitions of this Section ; provided, however, that any failure by Bell Atlantic to give notice under this provision or to enforce its rights under this Agreement in any one or more instances shall not be a bar to Bell Atlantic giving notice and taking action to enforce its rights under this Agreement at any later time. For a period of 15 days after the giving of such notice, the Key Employee shall have the opportunity to respond and discuss with Bell Atlantic the underlying facts and the basis for Bell Atlantic's belief that the Key Employee is in breach of this Section. During such 15-day period, Bell Atlantic shall not pursue any remedy provided by this Agreement or at law or in equity.

                  (e) FORFEITURE OF BENEFITS. The Key Employee acknowledges that his violation of any of the prohibitions of Section 8, either during a period of employment with a Bell Atlantic Company, or during the 24 months following termination of employment, may result in the Key Employee's forfeiture of any and all rights to benefits under the nonqualified pension plan in which the Key Employee participates, or the forfeiture of rights to payments or benefits under any other compensation or benefit plan which may contain similar prohibitions or conditions on benefits.

                  (f) WAIVER. Nothing in this Agreement shall bar the Key Employee from requesting, at the time of the Key Employee's retirement or at any time thereafter, that the officer named in Section 8(a) waive Bell Atlantic's rights to enforce the non-compete covenants of this Section, and said officer shall have the power to agree to such a waiver if said officer determines that it is not inconsistent with the interests of Bell Atlantic to do so.

         9. PROHIBITION AGAINST DISCLOSURE OF PROPRIETARY INFORMATION.

                  (a) PROHIBITED CONDUCT BY THE KEY EMPLOYEE. The Key Employee acknowledges that, as one of the most senior officers of the Bell Atlantic Companies, the Key Employee has continuing access to confidential and proprietary information of Bell Atlantic

         Companies. The Key Employee shall, therefore, at all times during the period of active employment with any Bell Atlantic Company, and for a period of three years thereafter, preserve the confidentiality of all proprietary information of any Bell Atlantic Company. The three-year limitation under this paragraph shall not in any way limit any Bell Atlantic Company's common law and statutory rights to protect its trade secrets or intellectual property rights at any time, to the full extent of the law. "Proprietary information" includes, but is not limited to, information in the possession or control of a Bell Atlantic Company that has not been fully disclosed in a writing which has been generally circulated to the public at large, and which gives the Bell Atlantic Company an opportunity to obtain or maintain advantages over its current and potential competitors, such as strategic or tactical business plans, undisclosed financial data; ideas, processes, methods, techniques, systems, patented or copyrighted information, models, devices, programs, computer software or related information; documents relating to regulatory matters and correspondence with governmental entities; undisclosed information concerning any past, pending or threatened legal dispute, pricing and cost data; reports and analyses of business prospects; business transactions which are contemplated or planned; research data; personnel information and data; identities of users and purchasers of any Bell Atlantic Company's products or services; and other confidential matters pertaining to or known by one or more Bell Atlantic Companies, including confidential information of a third party which a Bell Atlantic Company is bound to protect.

                  (b) OBLIGATION TO RETURN COMPANY PROPERTY. If and when the Key Employee terminates employment for any reason with all Bell Atlantic Companies, the Key Employee shall, prior to the last day of active employment and without charge to any Bell Atlantic Company, return to the employing Bell Atlantic Company (or the rightful Bell Atlantic Company) all company property, including, without limitation, originals and copies of records, papers, programs, computer software, documents and other materials which contain Proprietary Information, as defined in the previous paragraph. The Key Employee shall thereafter cooperate with each applicable Bell Atlantic Company in executing and delivering documents requested by the company that are necessary to assist the Bell Atlantic Company in patenting or registering any programs, ideas, inventions, discoveries, copyright material or trademarks, and to vest title thereto in the Bell Atlantic Company.

                  (c) FORFEITURE OF BENEFITS. The Key Employee acknowledges that a violation of the prohibitions of this Section 9 may result in the Key Employee's forfeiture of any and all rights to benefits or awards under the nonqualified pension plan in which he participates, and any other benefit or compensation plan containing similar prohibitions and requirements.

                  (d) REMEDIES IN ADDITION TO FORFEITURE OF BENEFITS. The Key Employee recognizes that irreparable injury will result to one or more Bell Atlantic Companies, and to the business and property of any of them, in the event of a breach by the Key Employee of any of the provisions of this Section 9. In the event of any breach of any of the Key Employee's covenants under this Section 9, any Bell Atlantic Company that is damaged by such breach shall be entitled, in addition to curtailing the payment of any post-separation payments hereunder, and in addition to any other remedies and damages which may be available at law, to injunctive relief to restrain the violation of such covenants by the Key Employee or by any person or persons acting for or with the Key Employee in any capacity whatsoever.

         10.      MISCELLANEOUS PROVISIONS.

                  (a) KEY EMPLOYEE'S DUTY TO TREAT THIS AGREEMENT AS CONFIDENTIAL. Unless and until the terms of this Agreement, and the amount of any payment eligible to be paid or actually paid under this Agreement, are disclosed in writing to the public by any Bell Atlantic Company pursuant to any applicable legal duty to disclose such information, it shall be a condition of eligibility to receive any payment hereunder that the Key Employee hold the terms of this Agreement and the amount of any payment hereunder in strict confidence, except that the Key Employee may disclose such details on a confidential basis to his or her spouse (if any), and to any financial counselor, tax adviser or legal counsel retained by the Key Employee. A breach by the Key Employee of his or her duty of confidentiality under this paragraph shall constitute cause for Bell Atlantic to terminate this Agreement.

                  (b) ASSIGNMENT BY BELL ATLANTIC. The obligations of Bell Atlantic hereunder shall be the obligations of any and all successors and assigns of Bell Atlantic. Bell Atlantic may assign this Agreement without the Key Employee's consent to any company that acquires all or substantially all of the stock or assets of Bell Atlantic, or into which or with which Bell Atlantic is merged or consolidated. This Agreement may not be assigned by the Key Employee, and no person other than the Key Employee (or the Key Employee's estate) may assert the rights of the Key Employee under this Agreement.

                  (c) BONUS AND OTHER PAYMENTS NOT APPLICABLE TO PENSION, SAVINGS PLAN OR OTHER BENEFIT PLANS. The amounts described in Section 4, 5, and 6 of this Agreement shall not be eligible to be contributed to any qualified savings plan, and shall not be benefit-bearing compensation for purposes of any group term life insurance plan, pension plan, or other employee benefit plans. Nothing in this Agreement is intended to supersede or modify any rights which the Key Employee may have under any other compensation or benefit plan in which the Key Employee participates. At the time of determination that an amount is payable under Section 4 of this Agreement, such amount may be deferred under any nonqualified deferred compensation plan in which the Key Employee is then eligible to participate, but only if and to the extent then permitted under the terms of any such nonqualified deferred compensation plan.

                  (d) RELEASE. As a condition of eligibility to receive the benefits described in Sections 5 and 6 of this Agreement, the Key Employee shall sign and deliver a legal release in the form attached to this Agreement as Attachment B, which shall be signed by the Key Employee at the time of his retirement or other termination of employment from Bell Atlantic (the "Release"), and the Key Employee shall not revoke his signature.

                  (e) WAIVER. The waiver by Bell Atlantic of a breach by the Key Employee of any provision of this Agreement shall not be construed as a waiver of any subsequent breach.

                  (f) GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Virginia.

                  (g) ENTIRE AGREEMENT: Except for the terms of other compensation and benefit plans in which the Key Employee participates, this Agreement sets forth the entire understanding of Bell Atlantic and the Key Employee and supersedes all prior agreements and communications, whether oral or written, between Bell Atlantic and the Key Employee. This Agreement shall not be modified except by written agreement of the Key Employee and Bell Atlantic. During the Transition Period, the terms of Sections 8 and 9 of this Agreement shall supersede the terms of any Non-Compete and Proprietary Information Agreement to which the Key Employee and any Bell Atlantic Company are parties; provided, however, that, if the Key Employee remains employed by a Bell Atlantic Company subsequent to the termination of this Agreement at the end of the Transition Period (or any extension of such Transition Period which may later be agreed by amendment of this Agreement), any such prior Non-Compete and Proprietary Information Agreement shall again be enforceable to the full extent of its terms.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                               BELL ATLANTIC CORPORATION

                               BY:
                                  ----------------------------------------------
                                             JAMES G. CULLEN
                                             VICE CHAIRMAN

                               THE KEY EMPLOYEE

                               -------------------------------------------------
                                             BRUCE S. GORDON

                                  ATTACHMENT A
                        CERTAIN LIMITATIONS UPON PAYMENTS

         (a) TAX CODE LIMITATIONS. Anything in this Agreement to the contrary notwithstanding, in the event that it shall be determined that any payment or distribution by Bell Atlantic to or for the benefit of the Key Employee, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a "Payment"), would constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the aggregate present value of amounts payable or distributable to or for the benefit of the Key Employee pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the Reduced Amount. The "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be subject to taxation under Section 4999 of the Code. For purposes of this Section , present value shall be determined in accordance with Section 280G(d)(4) of the Code.

         (b) CALCULATIONS BY INDEPENDENT FIRM. All determinations to be made under this Section shall be made by Bell Atlantic's independent public accountant or such law firm as is acceptable to the Key Employee and Bell Atlantic (the "Independent Firm"), immediately if the Key Employee separates from service under circumstances which make the Key Employee eligible to receive post-separation payments under this Agreement, or at such other times as Bell Atlantic may determine. The parties agree that the Independent Firm shall render a preliminary opinion on the applicability of Section 280G to this Agreement within sixty (60) days of the date of Execution of this Agreement. The Independent Firm shall provide its determinations and any supporting calculations both to Bell Atlantic and the Key Employee within ten (10) days of the effective date of termination of employment, or when such calculations are otherwise made. Any such determination by the Independent Firm shall be binding upon Bell Atlantic and the Key Employee. Within five (5) days after this determination, Bell Atlantic shall commence to pay (or cause payments to commence to be paid) to or for the benefit of the Key Employee such amounts (if any) as are then due to the Key Employee under this Agreement.

         (c) OVERPAYMENTS AND UNDERPAYMENTS. As a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Independent Firm hereunder, it is possible that Agreement Payments will either have been made by Bell Atlantic which should not have been made ("Overpayment"), or that additional Agreement Payments which have not been made by Bell Atlantic could have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. Within two years after the effective date of termination of employment, the Independent Firm shall review the determination made by it pursuant to the preceding paragraph. In the event that the Independent Firm determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Key Employee which the Key Employee shall repay to Bell Atlantic together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code (the "Federal Rate"); provided, however, that no amount shall be payable by the Key Employee to Bell Atlantic if and to the extent such payment would not reduce the amount which is subject to

Employment Agreement                                         13
                                                        Bruce S. Gordon
taxation under Section 4999 of the Code. In the event that the Independent Firm determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the appropriate Bell Atlantic Company to or for the benefit of the Key Employee together with interest at the Federal Rate.

         (d) All of the fees and expenses of the Independent Firm in performing the determinations referred to in subsections (b) and (c) above shall be borne solely by Bell Atlantic.





Employment Agreement                                         14
                                                        Bruce S. Gordon

                                  ATTACHMENT B

                                     RELEASE

         THIS RELEASE (the "Release") is entered into by [NAME] (the "Key Employee"), for the benefit of ________________________________________ (the
"Company"), and for the benefit of all companies affiliated with the Company (collectively, "Bell Atlantic Companies"), and the officers, directors and employees of each of them.

         WHEREAS, the Key Employee has separated from service with the Company on _____________, 199_ (the "Separation Date") pursuant to the terms of an Employment Agreement, dated _______________, 1996, between Bell Atlantic Corporation and the Key Employee (the "Agreement"), and he wishes to execute this Release as contemplated under the terms of the Agreement.

         NOW, THEREFORE, the Key Employee affirms as follows:

         1. The Key Employee, as his free and voluntary act, hereby releases and discharges the Company, its affiliates, and their successors and assigns, and the directors, officers, employees, and agents of each of them, of and from any and all debts, obligations, claims, demands, judgments or causes of action of any kind whatsoever, known or unknown, in tort, contract, by statute or on any other basis, for equitable relief, compensatory, punitive or other damages, expenses (including attorneys' fees), reimbursements or costs of any kind, including but not limited to, any and all claims, demands, rights and/or causes of action, including those which might arise out of allegations relating to a claimed breach of an alleged oral or written employment contract, or relating to purported employment discrimination or civil rights violations, such as, but not limited to, those arising under Title VII of the Civil Rights Act of 1964 (42 U.S.C. Section 2000e et seq.) as amended by the Civil Rights Act of 1991, the Civil Rights Acts of 1866 and 1871 (42 U.S.C. Sections 1981 and 1983), Key Employee Order 11246, as amended, the Age Discrimination in Employment Act of 1967, as amended (29 U.S.C. Section 621 et seq.), the Equal Pay Act of 1963 (29 U.S.C. Section 206(d)(1)), the Rehabilitation Act of 1973 (29 U.S.C. Sections 701-794), the Americans with Disabilities Act, or any other applicable federal, state or local employment discrimination statute or ordinance, which the Key Employee might have or assert against any of said entities or persons (a) by reason of the Key Employee's active employment by the Company or any affiliated company, or the termination of said employment and all circumstances related thereto; or (b) by reason of any other matter, cause or thing whatsoever which may have occurred prior to the date of execution of this Release. Moreover, the Key Employee waives any and all rights under the Employee Retirement Income Security Act of 1974 (ERISA) to assert any claim to any severance benefits, or other remuneration on account of separation from service, other than as stated in the Agreement.

Release under Employment Agreement                            1
                                                         Bruce S. Gordon

         2. The Key Employee hereby reaffirms the terms and conditions of the Agreement in all respects.

         3. Should any provision of this Release be declared or be determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby, and said illegal or invalid part, term or provision shall be deemed not to be a part of this Release.

         STATEMENT BY THE KEY EMPLOYEE WHO IS SIGNING BELOW: THE COMPANY HAS ADVISED ME IN WRITING TO CONSULT WITH AN ATTORNEY PRIOR TO EXECUTING THIS RELEASE. I HAVE CAREFULLY READ AND FULLY UNDERSTAND THE PROVISIONS OF THIS RELEASE AND HAVE HAD SUFFICIENT TIME AND OPPORTUNITY (OVER A PERIOD OF SUBSTANTIALLY MORE THAN 21 DAYS) TO CONSULT WITH MY PERSONAL TAX, FINANCIAL AND LEGAL ADVISORS PRIOR TO EXECUTING THIS DOCUMENT, AND I INTEND TO BE LEGALLY BOUND BY ITS TERMS. I UNDERSTAND THAT I MAY REVOKE THIS RELEASE WITHIN SEVEN (7) DAYS FOLLOWING MY SIGNING, AND THIS RELEASE WILL NOT BECOME ENFORCEABLE OR EFFECTIVE UNTIL THAT SEVEN-DAY PERIOD HAS EXPIRED.

         THE UNDERSIGNED, intending to be legally bound, has executed this Release as of the _____ day of __________, 199__, that being the Key Employee's Separation Date.

                                        THE KEY EMPLOYEE

                                        SIGNED:  ______________________________


                                THIS IS A RELEASE
                          READ CAREFULLY BEFORE SIGNING


Release under Employment Agreement                            2
                                                         Bruce S. Gordon

                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT is made this 25th day of June, 1996, by and between Bell Atlantic Corporation, on behalf of Bell Atlantic Network Services, Inc., its successors and assigns ("Bell Atlantic"), and Stuart C. Johnson, Group President - Large Business and Information Services (the "Key Employee"). In this Agreement, "Bell Atlantic Company" means any or all of the following: Bell Atlantic, a corporate subsidiary or other company affiliated with Bell Atlantic, or a company in which Bell Atlantic directly or indirectly owns a substantial equity interest, their successors and assigns, and, subsequent to any merger of Bell Atlantic with or into any other entity, any company which is an affiliate of the successors and assigns of Bell Atlantic subsequent to such merger, or a company in which any such successor or assignee owns a substantial equity interest.

         WHEREAS, pursuant to the terms of an Agreement and Plan of Merger, dated April 21, 1996, between Bell Atlantic, NYNEX Corporation ("NYNEX") and Seaboard Merger Company, and any amendment or restatement thereof (the "Definitive Agreement"), Bell Atlantic contemplates a corporate combination of the Bell Atlantic and NYNEX businesses on a date which is yet to be decided (the "Closing Date"), and Bell Atlantic contemplates that the achieving of the closing of the transactions contemplated by the Definitive Agreement (a "Closing"), and a successful combination of the two businesses, will depend on achieving numerous approvals by third parties, completing other conditions of closing, and developing of business integration plans, in addition to the continuation of efforts to manage and grow the existing lines of Bell Atlantic's business; and

         WHEREAS, Bell Atlantic acknowledges that the period from the date of this Agreement to a date not later than the second anniversary of the Closing Date is likely to be a period of extraordinary transition; and

         WHEREAS, Bell Atlantic wishes to provide additional financial security to the Key Employee, and to retain the services of the Key Employee, for the period through the second anniversary of the Closing Date; and

         WHEREAS, Bell Atlantic and the Key Employee wish to set forth the terms and conditions applicable to the continuing employment of the Key Employee.

         NOW, THEREFORE, for good and valuable consideration, the Key Employee and Bell Atlantic hereby agree as follows:

         1. TERM OF EMPLOYMENT DURING "TRANSITION PERIOD". The term of employment under this Agreement (the "Transition Period") shall commence on the date of this Agreement and end on the second anniversary of the Closing Date; provided, however, that, in the event that the Definitive Agreement is terminated (thereby canceling the plan of merger of Bell Atlantic and NYNEX), the "Transition Period" shall end on the date on which the termination of the Definitive

Agreement is effective. The parties intend that the obligations of Bell Atlantic and the Bell Atlantic Companies under this Agreement shall likewise become the obligations of the successors and assigns of Bell Atlantic and the Bell Atlantic Companies subsequent to the Closing.

         2. OBLIGATIONS OF THE BELL ATLANTIC COMPANIES DURING THE TRANSITION PERIOD. During the Transition Period:

                  (a) one or more Bell Atlantic Companies shall employ the Key Employee, prior to Closing, as Group President - Large Business and Information Services, and, after Closing, as an officer and Senior Manager;

                  (b) the employing Bell Atlantic Company shall compensate the Key Employee at a Salary Grade not less than 33;

                  (c) the employing Bell Atlantic Company shall compensate the Key Employee at a rate of base salary not lower than the annual rate which is in effect on the date of this Agreement, and, in the case of any scheduled salary increase which has been communicated to the Key Executive with an effective date at any time in 1996, any employing Bell Atlantic Company shall compensate the Key Executive at a rate of base salary not lower than that increased salary rate on and after the effective date of that increase; and

                  (d) to the extent not otherwise modified by the terms of this Agreement, the Key Employee shall be eligible to participate in all of the benefit and compensation plans, and the programs of perquisites, applicable to similarly-situated Senior Managers of Bell Atlantic, as those plans and programs may be amended from time to time.

     3. OBLIGATIONS OF THE KEY EMPLOYEE DURING THE TRANSITION PERIOD. During the Transition Period, the Key Employee shall have the following obligations and duties.

                  (a) The Key Employee shall continue to fully and faithfully perform his duties and responsibilities as an officer.

                  (b) The Key Employee shall serve in such executive capacities, titles and authorities with respect to the Bell Atlantic Companies as the Board or the CEO may from time to time prescribe, and the Key Employee shall perform all duties incidental to such positions, shall cooperate fully with the Board and the CEO, and shall work cooperatively with the other officers of the Bell Atlantic Companies.

                  (c) The Key Employee shall continue to diligently devote his entire business skill, time and effort to the affairs of the Bell Atlantic Companies in accordance with the duties assigned to him that are not inconsistent with the terms hereof, and shall perform all such duties, and otherwise conduct himself, in a manner reasonably calculated in good faith by him to promote the best interests of the Bell Atlantic Companies. Prior to the Key Employee's retirement from Bell Atlantic, except to the extent specifically permitted by the Chief Executive Officer or the Board and except as set forth below, the Key Employee shall not, directly or indirectly, render any services of a business, commercial or professional nature to any other person or organization other than a Bell Atlantic Company or a venture in which a Bell Atlantic Company has a financial interest, whether or not the services are rendered for compensation.

                  (d) The failure of the Key Employee to perform his obligations pursuant to paragraphs (a) through (c) above shall be excused when such failure is on account of the Key Employee's disability within the meaning of the applicable disability benefit plans in which the Key Employee participates from time to time.

         4.       STAY INCENTIVE.

                           (a) STAY BONUS AT CLOSING: Subject to the terms and conditions of this Agreement:

                           (1) if there is a Closing of the transactions contemplated in the Definitive Agreement, and

                           (2) if the Key Employee has remained an employee "in good standing" (as hereinafter defined) of one or more Bell Atlantic Companies, from the date of this Agreement to the Closing Date;

         then, unless such payment is deferred pursuant to Section 10(c), not later than 30 calendar days following the Closing Date, Bell Atlantic will cause the Bell Atlantic Company which then employs the Key Employee to pay the Key Employee a special bonus consisting of a single cash payment (a "Stay Bonus") in an amount equal (before withholding of taxes) to 100 percent of the Key Employee's "Pay" as of the Closing Date.

                  (b) DEFINITION OF "PAY": For purposes of this Agreement, "Pay" means the sum of (i) the annual rate of base salary on the applicable date, plus (ii) the greater of (a) the gross amount of the short term incentive award which was most recently awarded to the Key Employee prior to the applicable date (including both the cash and stock portions of such award, whether distributed or deferred), or (b) the gross amount of said most recent short term incentive award if it had been awarded at 150% of target and without any individual performance adjustment. For purposes of this definition, in the event that the most recent short term award was prorated for a portion of a year, the short term award shall be annualized to eliminate the effect of the proration.

                  (c) STAY BONUS IF MERGER PLAN IS TERMINATED: Subject to the terms and conditions of this Agreement, if:

                           (1) the Definitive Agreement is terminated, thereby canceling the plan of merger of the Bell Atlantic and NYNEX businesses, and

                           (2) the Key Employee has remained an employee "in good standing" (as hereinafter defined) of one or more Bell Atlantic Companies, from the date of this Agreement to the date the Definitive Agreement is terminated;

         then, unless such payment is deferred pursuant to Section 10(c), not later than 30 calendar days following the date of termination of the Definitive Agreement, Bell Atlantic will cause the Bell Atlantic Company which then employs the Key Employee to pay the Key Employee a special bonus consisting of a single cash payment in an amount equal (before withholding of taxes) to 25 percent of Pay (as defined in Section 4(b), where the applicable date is the date of termination of the Definitive Agreement).

                  (d) PAYMENT IN CASE OF DEATH. Subject to the terms and conditions of this Agreement, in the event of the death of the Key Employee on any date after the date of this Agreement on which the Key Employee was an employee "in good standing" immediately prior to the death, and prior to Closing Date or the date of any termination of the Definitive Agreement, Bell Atlantic shall cause the Key Employee's last employing Bell Atlantic Company to pay the Key Employee's estate a single cash payment which (before withholding taxes) shall be equal to a fraction of the amount described in Section 4(a). The numerator of the fraction shall be the number of days that have elapsed between the signing of this Agreement and the Key Employee's date of death, and the denominator of the fraction shall be the number of days that elapse between the signing of this Agreement and the Closing Date. Such payment shall be made in accordance with the timetable prescribed in
         Section 4(a), in an amount equal (before withholding of taxes) to 25 percent of Pay (as defined in Section 4(b), where the applicable date is the date of death). If the Definitive Agreement is terminated as provided in Section 4(c) after the Key Employee's date of death, a payment shall be made to the Key Employee's estate (in lieu of the payment described in the previous sentence) in an amount equal (before withholding of taxes) to 25 percent of Pay (as defined in Section 4(b), where the applicable date is the date of death).

                  (e) DEFINITION OF EMPLOYMENT IN GOOD STANDING. For purposes of Section 4(a) through 4(d), the Key Employee will be considered to be "in good standing" on a given date if, on that date, the Key Employee has not terminated employment for any reason from the date of this Agreement to the given date, has not tendered oral or written notice of intent to resign or retire effective as of a date on or before the given date, and is not in receipt of notice from his employing Bell Atlantic Company that the employer has determined that the Key Employee's employment is to be terminated because the Key Employee has committed a violation of law or a breach of the Employee Code of Conduct or other written policy of the employing company which is of sufficient severity to be cause for termination for misconduct.

                  5.       SPECIAL PAYMENT FOR TERMINATION WITHOUT CAUSE.

                  (a) PAYMENT IN LIEU OF STAY BONUS: Notwithstanding the provisions of this Agreement which require a Key Employee to be an employee in good standing on any applicable date stated in Section 4, in the event that the Key Employee's employment is terminated by a Bell Atlantic Company without "cause" (as defined in Section 6(b)) prior to a date as of which, if the Key Employee had remained an employee in good standing, a bonus under Section 4 of this Agreement would have become payable by virtue of the actual occurrence of the Closing or the termination of the Definitive Agreement or the death of the Key Employee, Bell Atlantic shall cause the Key Employee's last employing Bell Atlantic Company to pay the Key Employee (or the estate) a bonus equal in amount to the bonus which would otherwise have become payable hereunder, not later than 30 days following the date on which such bonus would have otherwise become payable under Section 4.

                  (b)      BREACH OF NON-COMPETE OR PROPRIETARY INFORMATION
         OBLIGATIONS: No payment shall be made under this Section 5 if Bell Atlantic determines that the Key Employee, during or after his period of service with any Bell Atlantic Company, has breached any obligation he may have under the terms of any non-compete or proprietary information agreement which is applicable to the Key Employee at the time of such a breach, or if there is evidence that the Key Employee has revealed trade secrets of Bell Atlantic in violation of applicable law. Under no circumstances will any payment be made under this
         Section 5 in the absence of the occurrence of an event which would have triggered a payment under Section 4 if the Key Employee were an employee in good standing on the date of the triggering event.

                  6. VOLUNTARY SEPARATION, DISCHARGE FOR CAUSE, AND CERTAIN INVOLUNTARY TERMINATIONS OF EMPLOYMENT.

                  (a) VOLUNTARY RESIGNATION OR RETIREMENT, OR DISCHARGE FOR CAUSE. In the event that the Key Employee voluntarily resigns or retires for any reason (except a "constructive discharge", as defined in Section 6(f)), or is discharged by Bell Atlantic for "cause" (as defined in section 6(b)), prior to the end of the Transition Period, the Key Employee shall forfeit any and all rights thereafter to receive further salary and benefits as set forth in Sections 2, 4 and 5 of this Agreement, but shall otherwise be eligible to receive any compensation and benefits for which a similarly-situated former Senior Manager would be eligible under the applicable provisions of the compensation and benefit plans, as those plans may be amended from time to time, but taking into account the special retirement-eligibility rules of the executive compensation plans and nonqualified pension plan which were approved by the Human Resources Committee of the Bell Atlantic Board and are applicable to the Key Employee. In such event, the Key Employee shall be subject to the terms of the covenant not to compete, as described in Section 8 of this Agreement, for a period described therein.

                  (b) CAUSE. For purposes of this Agreement, the term "cause" shall mean a violation of law (other than a traffic violation or other minor civil offense), or behavior that Bell Atlantic concludes amounts to a material breach of any company policy or provision of the Employee Code of Business Conduct, and including, by way of example: dishonesty; working outside the Bell Atlantic Companies in violation of Sections 3(c) or 8 of this Agreement in competition with any Bell Atlantic Company; other conduct that poses a material conflict of interest; revealing confidential or proprietary information of any Bell Atlantic Company in violation of Section 9 of this Agreement; or a substantial and deliberate abuse of the voucher or expense reimbursement processes of any Bell Atlantic Company.

                  (c) CONSEQUENCES OF CERTAIN INVOLUNTARY TERMINATIONS. Subject to the terms of this Agreement, in the event that, at any time prior to the end of the Transition Period, the employment of the Key Employee is terminated by his employing company without "cause" (as hereinafter defined), Bell Atlantic shall cause said employing company to pay post- separation payments to the Key Employee, in cash, in monthly installments, each of which shall be equal to 1/12th of the Key Employee's "Pay" (as hereinafter defined), according to paragraphs (1) and (2), as follows:

                           (1) PAY FOR REMAINDER OF TERM OF EMPLOYMENT AGREEMENT. Monthly post-separation payments shall be payable from the effective date of the termination of employment (or, if later, the month in which the Closing Date occurs) through the last calendar month of the Transition Period; provided, however, that, if the termination of employment occurs prior to any Closing and the Definitive Agreement is thereafter terminated, thereby canceling the plan of merger of the Bell Atlantic and NYNEX businesses, no post-separation payments shall be payable under this paragraph.

                           (2) ADDITIONAL PAYMENTS IN CONSIDERATION FOR COVENANTS. In exchange for the continuing compliance of the Key Employee with the non-compete and other covenants of this Agreement, Bell Atlantic shall cause the Key Employee's last employing company to pay monthly post-separation payments to the Key Employee for 24 months, from the month following the termination of employment to the 24th month thereafter; provided, however, that installments under this paragraph will cease to be payable, and no Bell Atlantic Company shall have any further obligation to pay any post-separation payments under this paragraph to the Key Employee, on and after the date that Bell Atlantic determines that the Key Employee has breached the non-compete covenant or any other covenant under
                  Section 8 or 9 of this Agreement.

                  (d) "PAY". For purposes of this Section 6, "Pay" has the meaning stated in Section 4(b), where the applicable date is either the date of the Key Employee's separation from service, or the day prior to the date on which oral or written notice of termination of employment is first given by the applicable Bell Atlantic Company to the Key Employee, whichever produces the larger amount of "Pay".

                  (e) REMEDY APPLICABLE TO LONG-TERM COMPENSATION. In the event that post-separation payments become payable as a result of a termination without cause under Section

         7(c) or a constructive discharge under Section 7(f), then, for purposes of the Key Employee's long-term compensation in the form of any and all Bell Atlantic stock options which are outstanding on the date of the Key Employee's separation from service, the Key Employee shall be deemed, for purposes of determining the duration of the Key Employee's right to exercise any and all such stock options, to have remained in active service with Bell Atlantic continuously through the second anniversary of the Closing Date, and then to have separated from service on that date with whatever rights to continue to exercise then-outstanding stock options subsequent to such date which would then be applicable to a holder of such options under the terms of the respective stock option agreements and certificates. The provisions of this paragraph shall cease to apply if and when the Key Employee violates any covenant under Section 9 or 10 of this Agreement. Notwithstanding the provisions of this paragraph, any incentive stock options held by the Key Employee shall be recharacterized as nonqualified stock options at the end of the 90th day after the actual date of the Key Employee's separation from service from any and all Bell Atlantic Companies.

                  (f) CONSTRUCTIVE DISCHARGE. In the event that Bell Atlantic breaches any of its covenants under Section 2 of this Agreement and fails to remedy any such breach within 30 days of notice by the Key Employee, or in the event that the Key Employee is assigned, effective as of a date during the Transition Period and after the Closing Date, to a position which involves a "downgrade" (as hereinafter defined), and if the Key Employee terminates employment as a direct consequence of Bell Atlantic's breach or the Key Employee's decision to refuse to accept the downgrade, the Key Employee shall be eligible to receive post-separation payments on the same basis, subject to the same terms and conditions, and in the same amount, as if the employment of the Key Employee had been terminated without cause on the same date. For purposes of this Agreement, "downgrade" means an assignment to a position where the sum of the annual rate of base salary plus the maximum amount of annual short term incentive award the Key Employee would be eligible to receive per year in the new position is less than 90% of the sum of the corresponding items of salary and maximum annual short term incentive opportunity for the Key Employee's existing position.

                  (g) RESIGNATION UPON REFUSAL OF RELOCATION. In the event that the Key Employee is assigned, effective as of a date during the Transition Period and after the Closing Date, to a position which involves a "relocation" (as hereinafter defined), and if the Key Employee terminates employment as a direct consequence of refusing relocation, then the Key Employee shall be eligible to receive the post-separation payments described in paragraph 6(c)(2), but only for 12 successive months instead of 24 months, subject to the Key Employee's continued compliance with the covenants of Sections 8 and 9 of this Agreement. In such a case no Bell Atlantic Company shall have any obligation to pay any post-separation payments under paragraph 6(c)(1). For purposes of this Agreement, a "relocation" means an assignment to a position with a principal place of work which would require a commute, measured from the existing residence from which the Key Employee normally commutes to work, which is more than 35 miles greater than the Key Employee's existing commute from such residence.

                  (h) DEATH. A Key Employee shall not be entitled to post-separation payments under this Agreement as a consequence of death during active employment. In case of the death of the Key Employee subsequent to terminating employment, and at a time when the Key Employee has received some, but not all, installments of post-separation payments which he continues to be eligible to receive, if the death occurs at a time when the Key Employee was continuing to comply with the applicable covenants of this Agreement, then the balance of the post-separation payments which then remain unpaid shall be paid in a single sum to the estate of the Key Employee.

         7. CERTAIN LIMITATIONS UPON PAYMENTS. Anything in this Agreement to the contrary notwithstanding, Bell Atlantic and the Key Employee agree to follow the procedures set forth in Attachment A with respect to the applicability of the provisions of Section 280G of the Internal Revenue Code of 1986, as amended.

         8.       PROHIBITION AGAINST COMPETITIVE ACTIVITIES.

                  (a) PROHIBITED CONDUCT BY THE KEY EMPLOYEE. During the period of the Key Employee's employment with any Bell Atlantic Company (both before and after the Closing Date), and for a period of 24 months following the Key Employee's retirement or termination of employment for any other reason from any and all Bell Atlantic Companies, the Key Employee, without the prior written consent of the Chief Executive Officer of Bell Atlantic (or the designee of that officer), shall not:

                           (i) personally engage in "Competitive Activities" (as
                  defined in paragraph (b)) within any geographic area in which any Bell Atlantic Company is then engaged (or, at the time of the Key Employee's termination of employment, had a board-approved business plan under which it planned to engage) in such Competitive Activities;

                           (ii) work for, own, manage, operate, control or
                  participate in the ownership, management, operation or control of, or provide consulting or advisory services to, any individual, partnership, firm, corporation or institution engaged in Competitive Activities within any geographic area described in Section (a)(i); provided, however, that the Key Employee's purchase or holding, for investment purposes, of securities of a publicly-traded company shall not constitute "ownership" or "participation in ownership" for purposes of this paragraph so long as the Key Employee's equity interest in any such company is less than a controlling interest;

                           (iii) directly or indirectly attempt to divert from
                  any Bell Atlantic Company any business in connection with Competitive Activities.

                  (b) COMPETITIVE ACTIVITIES. For purposes of Section (a) hereof, "Competitive Activities" means business activities relating to products or services of the same or similar type as those for which the Key Employee had responsibility to plan, develop, manage or oversee within the last 24 months of the Key Employee's employment with any Bell Atlantic Company.

                  (c) NO SOLICITATION OF BELL ATLANTIC EMPLOYEES. During the period of the Key Employee's employment with any Bell Atlantic Company (both before and after the Closing Date), and for a period of 24 months following the Key Employee's retirement or termination of employment for any other reason from any and all Bell Atlantic Companies, the Key Employee shall not interfere with the relationship of any Bell Atlantic Company with any of its employees, agents, representatives, suppliers or vendors under contract, or joint venturers. During said 24-month post-separation period, the Key Employee will not solicit any employee of any Bell Atlantic Company to accept employment with, or provide services to, any person or entity which is not a Bell Atlantic Company.

                  (d) NOTICE. Bell Atlantic shall send the Key Employee written notice in the event that Bell Atlantic believes that the Key Employee has violated any of the prohibitions of this Section; provided, however, that any failure by Bell Atlantic to give notice under this provision or to enforce its rights under this Agreement in any one or more instances shall not be a bar to Bell Atlantic giving notice and taking action to enforce its rights under this Agreement at any later time. For a period of 15 days after the giving of such notice, the Key Employee shall have the opportunity to respond and discuss with Bell Atlantic the underlying facts and the basis for Bell Atlantic's belief that the Key Employee is in breach of this Section. During such 15-day period, Bell Atlantic shall not pursue any remedy provided by this Agreement or at law or in equity.

                  (e) FORFEITURE OF BENEFITS. The Key Employee acknowledges that his violation of any of the prohibitions of Section 8, either during a period of employment with a Bell Atlantic Company, or during the 24 months following termination of employment, may result in the Key Employee's forfeiture of any and all rights to benefits under the nonqualified pension plan in which the Key Employee participates, or the forfeiture of rights to payments or benefits under any other compensation or benefit plan which may contain similar prohibitions or conditions on benefits.

                  (f) WAIVER. Nothing in this Agreement shall bar the Key Employee from requesting, at the time of the Key Employee's retirement or at any time thereafter, that the officer named in Section 8(a) waive Bell Atlantic's rights to enforce the non-compete covenants of this Section, and said officer shall have the power to agree to such a waiver if said officer determines that it is not inconsistent with the interests of Bell Atlantic to do so.

         9.       PROHIBITION AGAINST DISCLOSURE OF PROPRIETARY INFORMATION.

                  (a) PROHIBITED CONDUCT BY THE KEY EMPLOYEE. The Key Employee acknowledges that, as one of the most senior officers of the Bell Atlantic Companies, the Key Employee has continuing access to confidential and proprietary information of Bell Atlantic Companies. The Key Employee shall, therefore, at all times during the period of active employment with any Bell Atlantic Company, and for a period of three years thereafter, preserve the confidentiality of all proprietary information of any Bell Atlantic Company. The three-year limitation under this paragraph shall not in any way limit any Bell Atlantic Company's common law and statutory rights to protect its trade secrets or intellectual property rights at any time, to the full extent of the law. "Proprietary information" includes, but is not limited to, information in the possession or control of a Bell Atlantic Company that has not been fully disclosed in a writing which has been generally circulated to the public at large, and which gives the Bell Atlantic Company an opportunity to obtain or maintain advantages over its current and potential competitors, such as strategic or tactical business plans, undisclosed financial data; ideas, processes, methods, techniques, systems, patented or copyrighted information, models, devices, programs, computer software or related information; documents relating to regulatory matters and correspondence with governmental entities; undisclosed information concerning any past, pending or threatened legal dispute, pricing and cost data; reports and analyses of business prospects; business transactions which are contemplated or planned; research data; personnel information and data; identities of users and purchasers of any Bell Atlantic Company's products or services; and other confidential matters pertaining to or known by one or more Bell Atlantic Companies, including confidential information of a third party which a Bell Atlantic Company is bound to protect.

                  (b) OBLIGATION TO RETURN COMPANY PROPERTY. If and when the Key Employee terminates employment for any reason with all Bell Atlantic Companies, the Key Employee shall, prior to the last day of active employment and without charge to any Bell Atlantic Company, return to the employing Bell Atlantic Company (or the rightful Bell Atlantic Company) all company property, including, without limitation, originals and copies of records, papers, programs, computer software, documents and other materials which contain Proprietary Information, as defined in the previous paragraph. The Key Employee shall thereafter cooperate with each applicable Bell Atlantic Company in executing and delivering documents requested by the company that are necessary to assist the Bell Atlantic Company in patenting or registering any programs, ideas, inventions, discoveries, copyright material or trademarks, and to vest title thereto in the Bell Atlantic Company.

                  (c) FORFEITURE OF BENEFITS. The Key Employee acknowledges that a violation of the prohibitions of this Section 9 may result in the Key Employee's forfeiture of any and all rights to benefits or awards under the nonqualified pension plan in which he participates, and any other benefit or compensation plan containing similar prohibitions and requirements.

                  (d) REMEDIES IN ADDITION TO FORFEITURE OF BENEFITS. The Key Employee recognizes that irreparable injury will result to one or more Bell Atlantic Companies, and to the business and property of any of them, in the event of a breach by the Key Employee of any of the provisions of this Section 9. In the event of any breach of any of the Key Employee's covenants under this Section 9, any Bell Atlantic Company that is damaged by such breach shall be entitled, in addition to curtailing the payment of any post-separation payments hereunder, and in addition to any other remedies and damages which may be available at law, to injunctive relief to restrain the violation of such covenants by the Key Employee or by any person or persons acting for or with the Key Employee in any capacity whatsoever.

         10.      MISCELLANEOUS PROVISIONS.

                  (a) KEY EMPLOYEE'S DUTY TO TREAT THIS AGREEMENT AS CONFIDENTIAL. Unless and until the terms of this Agreement, and the amount of any payment eligible to be paid or actually paid under this Agreement, are disclosed in writing to the public by any Bell Atlantic Company pursuant to any applicable legal duty to disclose such information, it shall be a condition of eligibility to receive any payment hereunder that the Key Employee hold the terms of this Agreement and the amount of any payment hereunder in strict confidence, except that the Key Employee may disclose such details on a confidential basis to his or her spouse (if any), and to any financial counselor, tax adviser or legal counsel retained by the Key Employee. A breach by the Key Employee of his or her duty of confidentiality under this paragraph shall constitute cause for Bell Atlantic to terminate this Agreement.

                  (b)      ASSIGNMENT BY BELL ATLANTIC. The obligations of
         Bell Atlantic hereunder shall be the obligations of any and all successors and assigns of Bell Atlantic. Bell Atlantic may assign this Agreement without the Key Employee's consent to any company that acquires all or substantially all of the stock or assets of Bell Atlantic, or into which or with which Bell Atlantic is merged or consolidated. This Agreement may not be assigned by the Key Employee, and no person other than the Key Employee (or the Key Employee's estate) may assert the rights of the Key Employee under this Agreement.

                  (c) BONUS AND OTHER PAYMENTS NOT APPLICABLE TO PENSION, SAVINGS PLAN OR OTHER BENEFIT PLANS. The amounts described in Section 4, 5, and 6 of this Agreement shall not be eligible to be contributed to any qualified savings plan, and shall not be benefit-bearing compensation for purposes of any group term life insurance plan, pension plan, or other employee benefit plans. Nothing in this Agreement is intended to supersede or modify any rights which the Key Employee may have under any other compensation or benefit plan in which the Key Employee participates. At the time of determination that an amount is payable under Section 4 of this Agreement, such amount may be deferred under any nonqualified deferred compensation plan in which the Key Employee is then eligible to participate, but only if and to the extent then permitted under the terms of any such nonqualified deferred compensation plan.

                  (d) RELEASE. As a condition of eligibility to receive the benefits described in Sections 5 and 6 of this Agreement, the Key Employee shall sign and deliver a legal release in the form attached to this Agreement as Attachment B, which shall be signed by the Key

         Employee at the time of his retirement or other termination of employment from Bell Atlantic (the "Release"), and the Key Employee shall not revoke his signature.

                  (e) WAIVER. The waiver by Bell Atlantic of a breach by the Key Employee of any provision of this Agreement shall not be construed as a waiver of any subsequent breach.

                  (f) GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Virginia.

                  (g) ENTIRE AGREEMENT: Except for the terms of other compensation and benefit plans in which the Key Employee participates, this Agreement sets forth the entire understanding of Bell Atlantic and the Key Employee and supersedes all prior agreements and communications, whether oral or written, between Bell Atlantic and the Key Employee. This Agreement shall not be modified except by written agreement of the Key Employee and Bell Atlantic. During the Transition Period, the terms of Sections 8 and 9 of this Agreement shall supersede the terms of any Non-Compete and Proprietary Information Agreement to which the Key Employee and any Bell Atlantic Company are parties; provided, however, that, if the Key Employee remains employed by a Bell Atlantic Company subsequent to the termination of this Agreement at the end of the Transition Period (or any extension of such Transition Period which may later be agreed by amendment of this Agreement), any such prior Non-Compete and Proprietary Information Agreement shall again be enforceable to the full extent of its terms.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                     BELL ATLANTIC CORPORATION

                                     BY:
                                        ----------------------------------------
                                                 JAMES G. CULLEN
                                                 VICE CHAIRMAN


                                     THE KEY EMPLOYEE


                                     -----------------------------------------
                                                 STUART C. JOHNSON

                                  ATTACHMENT A
                        CERTAIN LIMITATIONS UPON PAYMENTS

         (a) TAX CODE LIMITATIONS. Anything in this Agreement to the contrary notwithstanding, in the event that it shall be determined that any payment or distribution by Bell Atlantic to or for the benefit of the Key Employee, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a "Payment"), would constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the aggregate present value of amounts payable or distributable to or for the benefit of the Key Employee pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the Reduced Amount. The "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be subject to taxation under Section 4999 of the Code. For purposes of this Section , present value shall be determined in accordance with Section 280G(d)(4) of the Code.

         (b) CALCULATIONS BY INDEPENDENT FIRM. All determinations to be made under this Section shall be made by Bell Atlantic's independent public accountant or such law firm as is acceptable to the Key Employee and Bell Atlantic (the "Independent Firm"), immediately if the Key Employee separates from service under circumstances which make the Key Employee eligible to receive post-separation payments under this Agreement, or at such other times as Bell Atlantic may determine. The parties agree that the Independent Firm shall render a preliminary opinion on the applicability of Section 280G to this Agreement within sixty (60) days of the date of Execution of this Agreement. The Independent Firm shall provide its determinations and any supporting calculations both to Bell Atlantic and the Key Employee within ten (10) days of the effective date of termination of employment, or when such calculations are otherwise made. Any such determination by the Independent Firm shall be binding upon Bell Atlantic and the Key Employee. Within five (5) days after this determination, Bell Atlantic shall commence to pay (or cause payments to commence to be paid) to or for the benefit of the Key Employee such amounts (if any) as are then due to the Key Employee under this Agreement.

         (c) OVERPAYMENTS AND UNDERPAYMENTS. As a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Independent Firm hereunder, it is possible that Agreement Payments will either have been made by Bell Atlantic which should not have been made ("Overpayment"), or that additional Agreement Payments which have not been made by Bell Atlantic could have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. Within two years after the effective date of termination of employment, the Independent Firm shall review the determination made by it pursuant to the preceding paragraph. In the event that the Independent Firm determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Key Employee which the Key Employee shall repay to Bell Atlantic together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code (the "Federal Rate"); provided, however, that no amount shall be payable by the Key Employee to Bell Atlantic if and to the extent such payment would not reduce the amount which is subject to

- --------------------------------------------------------------------------------
Employment Agreement                   13
                                Stuart C. Johnson
taxation under Section 4999 of the Code. In the event that the Independent Firm determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the appropriate Bell Atlantic Company to or for the benefit of the Key Employee together with interest at the Federal Rate.

         (d) All of the fees and expenses of the Independent Firm in performing the determinations referred to in subsections (b) and (c) above shall be borne solely by Bell Atlantic.





















- --------------------------------------------------------------------------------
Employment Agreement                   14
                                Stuart C. Johnson

                                  ATTACHMENT B

                                     RELEASE

         THIS RELEASE (the "Release") is entered into by [NAME] (the "Key Employee"), for the benefit of ________________________________________ (the
"Company"), and for the benefit of all companies affiliated with the Company (collectively, "Bell Atlantic Companies"), and the officers, directors and employees of each of them.

         WHEREAS, the Key Employee has separated from service with the Company on _____________, 199_ (the "Separation Date") pursuant to the terms of an Employment Agreement, dated _______________, 1996, between Bell Atlantic Corporation and the Key Employee (the "Agreement"), and he wishes to execute this Release as contemplated under the terms of the Agreement.

         NOW, THEREFORE, the Key Employee affirms as follows:

         1. The Key Employee, as his free and voluntary act, hereby releases and discharges the Company, its affiliates, and their successors and assigns, and the directors, officers, employees, and agents of each of them, of and from any and all debts, obligations, claims, demands, judgments or causes of action of any kind whatsoever, known or unknown, in tort, contract, by statute or on any other basis, for equitable relief, compensatory, punitive or other damages, expenses (including attorneys' fees), reimbursements or costs of any kind, including but not limited to, any and all claims, demands, rights and/or causes of action, including those which might arise out of allegations relating to a claimed breach of an alleged oral or written employment contract, or relating to purported employment discrimination or civil rights violations, such as, but not limited to, those arising under Title VII of the Civil Rights Act of 1964 (42 U.S.C. Section 2000e et seq.) as amended by the Civil Rights Act of 1991, the Civil Rights Acts of 1866 and 1871 (42 U.S.C. Sections 1981 and 1983), Key Employee Order 11246, as amended, the Age Discrimination in Employment Act of 1967, as amended (29 U.S.C. Section 621 et seq.), the Equal Pay Act of 1963 (29 U.S.C. Section 206(d)(1)), the Rehabilitation Act of 1973 (29 U.S.C. Sections 701-794), the Americans with Disabilities Act, or any other applicable federal, state or local employment discrimination statute or ordinance, which the Key Employee might have or assert against any of said entities or persons (a) by reason of the Key Employee's active employment by the Company or any affiliated company, or the termination of said employment and all circumstances related thereto; or (b) by reason of any other matter, cause or thing whatsoever which may have occurred prior to the date of execution of this Release. Moreover, the Key Employee waives any and all rights under the Employee Retirement Income Security Act of 1974 (ERISA) to assert any claim to any severance benefits, or other remuneration on account of separation from service, other than as stated in the Agreement.

- --------------------------------------------------------------------------------
Release under Employment Agreement      1
                                Stuart C. Johnson

         2. The Key Employee hereby reaffirms the terms and conditions of the Agreement in all respects.

         3. Should any provision of this Release be declared or be determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby, and said illegal or invalid part, term or provision shall be deemed not to be a part of this Release.

         STATEMENT BY THE KEY EMPLOYEE WHO IS SIGNING BELOW: THE COMPANY HAS ADVISED ME IN WRITING TO CONSULT WITH AN ATTORNEY PRIOR TO EXECUTING THIS RELEASE. I HAVE CAREFULLY READ AND FULLY UNDERSTAND THE PROVISIONS OF THIS RELEASE AND HAVE HAD SUFFICIENT TIME AND OPPORTUNITY (OVER A PERIOD OF SUBSTANTIALLY MORE THAN 21 DAYS) TO CONSULT WITH MY PERSONAL TAX, FINANCIAL AND LEGAL ADVISORS PRIOR TO EXECUTING THIS DOCUMENT, AND I INTEND TO BE LEGALLY BOUND BY ITS TERMS. I UNDERSTAND THAT I MAY REVOKE THIS RELEASE WITHIN SEVEN (7) DAYS FOLLOWING MY SIGNING, AND THIS RELEASE WILL NOT BECOME ENFORCEABLE OR EFFECTIVE UNTIL THAT SEVEN-DAY PERIOD HAS EXPIRED.

         THE UNDERSIGNED, intending to be legally bound, has executed this
Release as of the       day of           , 199  , that being the Key Employee's
Separation Date.

                                       THE KEY EMPLOYEE



                                       SIGNED:
                                               ---------------------------------


                                THIS IS A RELEASE
                          READ CAREFULLY BEFORE SIGNING







- --------------------------------------------------------------------------------
Release under Employment Agreement      2
                                Stuart C. Johnson

                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT is made this 23rd day of July, 1996, by and between Bell Atlantic Corporation, its successors and assigns ("Bell Atlantic"), and James R. Young, the Vice President - General Counsel of Bell Atlantic (the "Key Employee"). In this Agreement, "Bell Atlantic Company" means any or all of the following: Bell Atlantic, a corporate subsidiary or other company affiliated with Bell Atlantic, or a company in which Bell Atlantic directly or indirectly owns a substantial equity interest, their successors and assigns, and, subsequent to any merger of Bell Atlantic with or into any other entity, any company which is an affiliate of the successors and assigns of Bell Atlantic subsequent to such merger, or a company in which any such successor or assignee owns a substantial equity interest.

         WHEREAS, pursuant to the terms of an Agreement and Plan of Merger, dated April 21, 1996, between Bell Atlantic, NYNEX Corporation ("NYNEX") and Seaboard Merger Company, and any amendment or restatement thereof (the "Definitive Agreement"), Bell Atlantic contemplates a corporate combination of the Bell Atlantic and NYNEX businesses on a date which is yet to be decided (the "Closing Date"), and Bell Atlantic contemplates that the achieving of the closing of the transactions contemplated by the Definitive Agreement (a "Closing"), and a successful combination of the two businesses, will depend on achieving numerous approvals by third parties, completing other conditions of closing, and developing of business integration plans, in addition to the continuation of efforts to manage and grow the existing lines of Bell Atlantic's business; and

         WHEREAS, Bell Atlantic acknowledges that the period from the date of this Agreement to a date not later than the second anniversary of the Closing Date is likely to be a period of extraordinary transition; and

         WHEREAS, Bell Atlantic wishes to provide additional financial security to the Key Employee, and to retain the services of the Key Employee, for the period through the second anniversary of the Closing Date; and

         WHEREAS, Bell Atlantic and the Key Employee wish to set forth the terms and conditions applicable to the continuing employment of the Key Employee.

         NOW, THEREFORE, for good and valuable consideration, the Key Employee and Bell Atlantic hereby agree as follows:

         1. TERM OF EMPLOYMENT DURING "TRANSITION PERIOD". The term of employment under this Agreement (the "Transition Period") shall commence on the date of this Agreement and end on the second anniversary of the Closing Date; provided, however, that, in the event that the Definitive Agreement is terminated (thereby canceling the plan of merger of Bell Atlantic and NYNEX), the "Transition Period" shall end on the date on which the termination of the Definitive Agreement is effective. The parties intend that the obligations of Bell Atlantic and the Bell

Atlantic Companies under this Agreement shall likewise become the obligations of the successors and assigns of Bell Atlantic and the Bell Atlantic Companies subsequent to the Closing.

         2. OBLIGATIONS OF THE BELL ATLANTIC COMPANIES DURING THE TRANSITION PERIOD. During the Transition Period:

                  (a) one or more Bell Atlantic Companies shall employ the Key Employee as an officer and a Senior Manager, and the Key Employee shall continue to serve as the General Counsel of Bell Atlantic;

                  (b) the employing Bell Atlantic Company shall (i) prior to Closing, compensate the Key Employee at a Salary Grade not less than 33; (ii) effective as of the Closing Date, compensate the Key Employee at a Salary Grade not less than 35 and an annual base salary of not less than $425,000, and (iii) effective as of the first anniversary of the Closing Date, compensate the Key Employee at a Salary Grade not less than 35 and an annual base salary of not less than $475,000; and

                  (c) to the extent not otherwise modified by the terms of this Agreement, the Key Employee shall be eligible to participate in all of the benefit and compensation plans, and the programs of perquisites, applicable to similarly-situated Senior Managers of Bell Atlantic, as those plans and programs may be amended from time to time.

         3. OBLIGATIONS OF THE KEY EMPLOYEE DURING THE TRANSITION PERIOD. During the Transition Period, the Key Employee shall have the following obligations and duties.

                  (a) The Key Employee shall continue to fully and faithfully perform his duties and responsibilities as an officer.

                  (b) The Key Employee shall serve in such executive capacities, titles and authorities with respect to the Bell Atlantic Companies as the Board or the CEO may from time to time prescribe, and the Key Employee shall perform all duties incidental to such positions, shall cooperate fully with the Board and the CEO, and shall work cooperatively with the other officers of the Bell Atlantic Companies.

                  (c) The Key Employee shall continue to diligently devote his entire business skill, time and effort to the affairs of the Bell Atlantic Companies in accordance with the duties assigned to him that are not inconsistent with the terms hereof, and shall perform all such duties, and otherwise conduct himself, in a manner reasonably calculated in good faith by him to promote the best interests of the Bell Atlantic Companies. Prior to the Key Employee's retirement from Bell Atlantic, except to the extent specifically permitted by the Chief Executive Officer or the Board and except as set forth below, the Key Employee shall not, directly or indirectly, render any services of a business, commercial or professional nature to any other person or organization other than a Bell Atlantic Company or a venture in which a Bell Atlantic Company has a financial interest, whether or not the services are rendered for compensation.

                  (d) The failure of the Key Employee to perform his obligations pursuant to paragraphs (a) through (c) above shall be excused when such failure is on account of the Key Employee's disability within the meaning of the applicable disability benefit plans in which the Key Employee participates from time to time.

         4. ELIGIBILITY FOR TWO ADDITIONAL YEARS OF AGE AND SERVICE. If the Key Employee elects to retire after remaining in active service with Bell Atlantic during the Transition Period in accordance with the terms of this Agreement, or if the Key Employee is, at any time prior to the end of the Transition Period, either terminated without "cause" or "constructively discharged" (as defined in Section 7(b) and 7(f) of this Agreement), the Key Employee shall, on the effective date of his separation from service, subject to signing and delivering the Release described in Section 11(d), be eligible to retire with additional years (as further described in this paragraph) added to his age and service under the Senior Management Retirement Income Plan or any replacement or successor to that plan (collectively, the "Nonqualified Pension Plan"). If and when this paragraph is applicable to the Key Employee, two years will be added to the years of age and service of the Key Employee on the later of his actual separation date or the last day of the Transition Period. If, prior to the last day of the Transition Period, the Key Employee is terminated without "cause" or "constructively discharged" (as defined in Section 7(b) and 7(f) of this Agreement), service will also be credited from the date of separation to the end of the Transition Period as though the Key Employee had remained employed during said period. The additional years of age and service described in this paragraph shall be credited for all purposes under the Nonqualified Pension Plan, including without limitation for determinations of benefit accrual, retirement-eligibility, and early retirement discounts. If the Key Employee is retirement-eligible at the time of separation, after taking account of such additional years of age and service, he shall be considered to be retirement-eligible for purposes of any other executive compensation plans and nonqualified executive benefit plans in which he then participates, but such additional years shall not be taken into account for any purpose under any tax-qualified retirement plan or any welfare benefit plan which is subject to prohibitions against administrative practices which favor officers or highly-compensated employees. The parties acknowledge that the benefit enhancements described in this Section are part of the consideration given by Bell Atlantic in exchange for the Release and the non-compete and proprietary information covenants granted by the Executive under Sections 9 and 10 of this Agreement.

         5.       STAY INCENTIVE.

                  (a) STAY BONUS AT CLOSING: Subject to the terms and conditions of this Agreement:

                           (1) if there is a Closing of the transactions contemplated in the Definitive Agreement, and

                           (2) if the Key Employee has remained an employee "in good standing" (as hereinafter defined) of one or more Bell Atlantic Companies, from the date of this Agreement to the Closing Date;

         then, unless such payment is deferred pursuant to Section 11(c), not later than 30 calendar days following the Closing Date, Bell Atlantic will cause the Bell Atlantic Company which then employs the Key Employee to pay the Key Employee a special bonus consisting of a single cash payment (a "Stay Bonus") in an amount equal (before withholding of taxes) to 100 percent of the Key Employee's "Pay" as of the Closing Date.

                  (b) DEFINITION OF "PAY": For purposes of this Agreement, "Pay" means the sum of (i) the annual rate of base salary on the applicable date, plus (ii) the greater of (a) the gross amount of the short term incentive award which was most recently awarded to the Key Employee prior to the applicable date (including both the cash and stock portions of such award, whether distributed or deferred), or (b) the gross amount of said most recent short term incentive award if it had been awarded at 150% of target and without any individual performance adjustment. For purposes of this definition, in the event that the most recent short term award was prorated for a portion of a year, the short term award shall be annualized to eliminate the effect of the proration.

                  (c) STAY BONUS IF MERGER PLAN IS TERMINATED: Subject to the terms and conditions of this Agreement, if:

                           (1) the Definitive Agreement is terminated, thereby canceling the plan of merger of the Bell Atlantic and NYNEX businesses, and

                           (2) the Key Employee has remained an employee "in good standing" (as hereinafter defined) of one or more Bell Atlantic Companies, from the date of this Agreement to the date the Definitive Agreement is terminated;

         then, unless such payment is deferred pursuant to Section 11(c), not later than 30 calendar days following the date of termination of the Definitive Agreement, Bell Atlantic will cause the Bell Atlantic Company which then employs the Key Employee to pay the Key Employee a special bonus consisting of a single cash payment in an amount equal (before withholding of taxes) to 25 percent of Pay (as defined in Section 5(b), where the applicable date is the date of termination of the Definitive Agreement).

                  (d) PAYMENT IN CASE OF DEATH. Subject to the terms and conditions of this Agreement, in the event of the death of the Key Employee on any date after the date of this Agreement on which the Key Employee was an employee "in good standing" immediately prior to the death, and prior to Closing Date or the date of any termination of the Definitive Agreement, Bell Atlantic shall cause the Key Employee's last employing Bell Atlantic Company to pay the Key Employee's estate a single cash payment which (before withholding taxes) shall be equal to a fraction of the amount described in Section 5(a). The numerator of the fraction shall be the number of days that have elapsed between the signing of this Agreement and the Key Employee's date of death, and the denominator of the fraction shall be the number of days that elapse between the signing of this Agreement and the Closing Date. Such payment shall be made in accordance with the timetable prescribed in Section 5(a), in an amount equal (before withholding of taxes) to 25 percent of Pay (as defined in Section 5(b), where the applicable date is the date of death). If the Definitive Agreement is terminated as provided in Section 5(c) after the Key Employee's date of death, a payment shall be made to the Key Employee's estate (in lieu of the payment described in the previous sentence) in an amount equal (before withholding of taxes) to 25 percent of Pay (as defined in Section 5(b), where the applicable date is the date of death).

                  (e) DEFINITION OF EMPLOYMENT IN GOOD STANDING. For purposes of Section 5(a) through 5(d), the Key Employee will be considered to be "in good standing" on a given date if, on that date, the Key Employee has not terminated employment for any reason from the date of this Agreement to the given date, has not tendered oral or written notice of intent to resign or retire effective as of a date on or before the given date, and is not in receipt of notice from his employing Bell Atlantic Company that the employer has determined that the Key Employee's employment is to be terminated because the Key Employee has committed a violation of law or a breach of the Employee Code of Conduct or other written policy of the employing company which is of sufficient severity to be cause for termination for misconduct.

                  6.       SPECIAL PAYMENT FOR TERMINATION WITHOUT CAUSE.

                  (a) PAYMENT IN LIEU OF STAY BONUS: Notwithstanding the provisions of this Agreement which require a Key Employee to be an employee in good standing on any applicable date stated in Section 5, in the event that the Key Employee's employment is terminated by a Bell Atlantic Company without "cause" (as defined in Section 7(b)) prior to a date as of which, if the Key Employee had remained an employee in good standing, a bonus under Section 5 of this Agreement would have become payable by virtue of the actual occurrence of the Closing or the termination of the Definitive Agreement or the death of the Key Employee, Bell Atlantic shall cause the Key Employee's last employing Bell Atlantic Company to pay the Key Employee (or the estate) a bonus equal in amount to the bonus which would otherwise have become payable hereunder, not later than 30 days following the date on which such bonus would have otherwise become payable under Section 5.

                  (b)      BREACH OF NON-COMPETE OR PROPRIETARY INFORMATION
         OBLIGATIONS: No payment shall be made under this Section 6 if Bell Atlantic determines that the Key Employee, during or after his period of service with any Bell Atlantic Company, has breached any obligation he may have under the terms of any non-compete or proprietary information agreement which is applicable to the Key Employee at the time of such a breach, or if there is evidence that the Key Employee has revealed trade secrets of Bell Atlantic in violation of applicable law. Under no circumstances will any payment be made under this
         Section 6 in the
         absence of the occurrence of an event which would have triggered a payment under Section 5 if the Key Employee were an employee in good standing on the date of the triggering event.

                  7. VOLUNTARY SEPARATION, DISCHARGE FOR CAUSE, AND CERTAIN INVOLUNTARY TERMINATIONS OF EMPLOYMENT.

                  (a) VOLUNTARY RESIGNATION OR RETIREMENT, OR DISCHARGE FOR CAUSE. In the event that the Key Employee voluntarily resigns or retires for any reason (except a "constructive discharge", as defined in Section 7(f)), or is discharged by Bell Atlantic for "cause" (as defined in Section 7(b)), prior to the end of the Transition Period, the Key Employee shall forfeit any and all rights thereafter to receive further salary and benefits as set forth in Sections 2, 4, 5 and 6 of this Agreement, but shall otherwise be eligible to receive any compensation and benefits for which a similarly-situated former Senior Manager would be eligible under the applicable provisions of the compensation and benefit plans, as those plans may be amended from time to time. In such event, the Key Employee shall be subject to the terms of the covenant not to compete, as described in Section 9 of this Agreement, for a period described therein.

                  (b) CAUSE. For purposes of this Agreement, the term "cause" shall mean a violation of law (other than a traffic violation or other minor civil offense), or behavior that Bell Atlantic concludes amounts to a material breach of any company policy or provision of the Employee Code of Business Conduct, and including, by way of example: dishonesty; working outside the Bell Atlantic Companies in violation of Sections 3(c) or 9 of this Agreement in competition with any Bell Atlantic Company; other conduct that poses a material conflict of interest; revealing confidential or proprietary information of any Bell Atlantic Company in violation of Section 10 of this Agreement; or a substantial and deliberate abuse of the voucher or expense reimbursement processes of any Bell Atlantic Company.

                  (c) CONSEQUENCES OF CERTAIN INVOLUNTARY TERMINATIONS. Subject to the terms of this Agreement, in the event that, at any time prior to the end of the Transition Period, the employment of the Key Employee is terminated by his employing company without "cause" (as hereinafter defined), then, in addition to any applicable provisions of Sections 4 and 6 of this Agreement, Bell Atlantic shall cause said employing company to pay post-separation payments to the Key Employee, in cash, in monthly installments, each of which shall be equal to 1/12th of the Key Employee's "Pay" (as hereinafter defined), according to paragraphs (1) and (2), as follows:

                           (1) PAY FOR REMAINDER OF TERM OF EMPLOYMENT AGREEMENT. Monthly post-separation payments shall be payable from the effective date of the termination of employment (or, if later, the month in which the Closing Date occurs) through the last calendar month of the Transition Period; provided, however, that, if the termination of employment occurs prior to any Closing and the Definitive Agreement is thereafter terminated, thereby canceling the plan of merger of the Bell Atlantic and

                  NYNEX businesses, no post-separation payments shall be payable under this paragraph.

                           (2) ADDITIONAL PAYMENTS IN CONSIDERATION FOR COVENANTS. In exchange for the continuing compliance of the Key Employee with the non-compete and other covenants of this Agreement, Bell Atlantic shall cause the Key Employee's last employing company to pay monthly post-separation payments to the Key Employee for 24 months, from the month following the termination of employment to the 24th month thereafter; provided, however, that installments under this paragraph will cease to be payable, and no Bell Atlantic Company shall have any further obligation to pay any post-separation payments under this paragraph to the Key Employee, on and after the date that Bell Atlantic determines that the Key Employee has breached the non-compete covenant or any other covenant under
                  Section 8 or 9 of this Agreement.

                  (d) "PAY". For purposes of this Section 7, "Pay" has the meaning stated in Section 5(b), where the applicable date is either the date of the Key Employee's separation from service, or the day prior to the date on which oral or written notice of termination of employment is first given by the applicable Bell Atlantic Company to the Key Employee, whichever produces the larger amount of "Pay".

                  (e) REMEDY APPLICABLE TO LONG-TERM COMPENSATION. In the event that post-separation payments become payable as a result of a termination without cause under Section 7(c) or a constructive discharge under Section 7(f), then, for purposes of the Key Employee's long-term compensation in the form of any and all Bell Atlantic stock options which are outstanding on the date of the Key Employee's separation from service, the Key Employee shall be deemed, for purposes of determining the duration of the Key Employee's right to exercise any and all such stock options, to have remained in active service with Bell Atlantic continuously through the second anniversary of the Closing Date, and then to have separated from service on that date with whatever rights to continue to exercise then-outstanding stock options subsequent to such date which would then be applicable to a holder of such options under the terms of the respective stock option agreements and certificates. The provisions of this paragraph shall cease to apply if and when the Key Employee violates any covenant under Section 9 or 10 of this Agreement. Notwithstanding the provisions of this paragraph, any incentive stock options held by the Key Employee shall be recharacterized as nonqualified stock options at the end of the 90th day after the actual date of the Key Employee's separation from service from any and all Bell Atlantic Companies.

                  (f) CONSTRUCTIVE DISCHARGE. In the event that Bell Atlantic breaches any of its covenants under Section 2 of this Agreement and fails to remedy any such breach within 30 days of notice by the Key Employee, or in the event that the Key Employee is assigned, effective as of a date during the Transition Period and after the Closing Date, to a position which involves a "downgrade" (as hereinafter defined), and if the Key Employee terminates employment as a direct consequence of Bell Atlantic's breach or the Key Employee's decision to refuse to accept the downgrade, the benefit described in Section 4 of this Agreement shall apply, and the Key Employee shall be eligible to receive post-separation payments on the same basis, subject to the same terms and conditions, and in the same amount, as if the employment of the Key Employee had been terminated without cause on the same date. For purposes of this Agreement, "downgrade" means an assignment to a position where the sum of the annual rate of base salary plus the maximum amount of annual short term incentive award the Key Employee would be eligible to receive per year in the new position is less than 90% of the sum of the corresponding items of salary and maximum annual short term incentive opportunity for the Key Employee's existing position.

                  (g) RESIGNATION UPON REFUSAL OF RELOCATION. In the event that the Key Employee is assigned, effective as of a date during the Transition Period and after the Closing Date, to a position which involves a "relocation" (as hereinafter defined), and if the Key Employee terminates employment as a direct consequence of refusing relocation, then the Key Employee shall be eligible to receive the post-separation payments described in paragraph 7(c)(2), but only for 12 successive months instead of 24 months, subject to the Key Employee's continued compliance with the covenants of Sections 9 and 10 of this Agreement. In such a case no Bell Atlantic Company shall have any obligation to pay any post-separation payments under paragraph 7(c)(1). For purposes of this Agreement, a "relocation" means an assignment to a position with a principal place of work which would require a commute, measured from the existing residence from which the Key Employee normally commutes to work, which is more than 35 miles greater than the Key Employee's existing commute from such residence.

                  (h) DEATH. A Key Employee shall not be entitled to post-separation payments under this Agreement as a consequence of death during active employment. In case of the death of the Key Employee subsequent to terminating employment, and at a time when the Key Employee has received some, but not all, installments of post-separation payments which he continues to be eligible to receive, if the death occurs at a time when the Key Employee was continuing to comply with the applicable covenants of this Agreement, then the balance of the post-separation payments which then remain unpaid shall be paid in a single sum to the estate of the Key Employee.

         8. CERTAIN LIMITATIONS UPON PAYMENTS. Anything in this Agreement to the contrary notwithstanding, Bell Atlantic and the Key Employee agree to follow the procedures set forth in Attachment A with respect to the applicability of the provisions of Section 280G of the Internal Revenue Code of 1986, as amended.

         9.       PROHIBITION AGAINST COMPETITIVE ACTIVITIES.

                  (a) PROHIBITED CONDUCT BY THE KEY EMPLOYEE. During the period of the Key Employee's employment with any Bell Atlantic Company (both before and after the Closing Date), and for a period of 24 months following the Key Employee's retirement or termination of employment for any other reason from any and all Bell Atlantic Companies, the Key Employee, without the prior written consent of the Chief Executive Officer of Bell Atlantic (or the designee of that officer), shall not:

                           (i) personally engage in "Competitive Activities" (as
                  defined in paragraph (b)) within any geographic area in which any Bell Atlantic Company is then engaged (or, at the time of the Key Employee's termination of employment, had a board-approved business plan under which it planned to engage) in such Competitive Activities;

                           (ii) work for, own, manage, operate, control or
                  participate in the ownership, management, operation or control of, or provide consulting or advisory services to, any individual, partnership, firm, corporation or institution engaged in Competitive Activities within any geographic area described in Section (a)(i); provided, however, that the Key Employee's purchase or holding, for investment purposes, of securities of a publicly-traded company shall not constitute "ownership" or "participation in ownership" for purposes of this paragraph so long as the Key Employee's equity interest in any such company is less than a controlling interest;

                           (iii) directly or indirectly attempt to divert from
                  any Bell Atlantic Company any business in connection with Competitive Activities.

                  (b) COMPETITIVE ACTIVITIES. For purposes of Section (a) hereof, "Competitive Activities" means business activities relating to products or services of the same or similar type as those for which the Key Employee had responsibility to plan, develop, manage or oversee within the last 24 months of the Key Employee's employment with any Bell Atlantic Company.

                  (c) NO SOLICITATION OF BELL ATLANTIC EMPLOYEES. During the period of the Key Employee's employment with any Bell Atlantic Company (both before and after the Closing Date), and for a period of 24 months following the Key Employee's retirement or termination of employment for any other reason from any and all Bell Atlantic Companies, the Key Employee shall not interfere with the relationship of any Bell Atlantic Company with any of its employees, agents, representatives, suppliers or vendors under contract, or joint venturers. During said 24-month post-separation period, the Key Employee will not solicit any employee of any Bell Atlantic Company to accept employment with, or provide services to, any person or entity which is not a Bell Atlantic Company.

                  (d) NOTICE. Bell Atlantic shall send the Key Employee written notice in the event that Bell Atlantic believes that the Key Employee has violated any of the prohibitions of this Section; provided, however, that any failure by Bell Atlantic to give notice under this provision or to enforce its rights under this Agreement in any one or more instances shall not be a bar to Bell Atlantic giving notice and taking action to enforce its rights under this

         Agreement at any later time. For a period of 15 days after the giving of such notice, the Key Employee shall have the opportunity to respond and discuss with Bell Atlantic the underlying facts and the basis for Bell Atlantic's belief that the Key Employee is in breach of this Section. During such 15-day period, Bell Atlantic shall not pursue any remedy provided by this Agreement or at law or in equity.

                  (e) FORFEITURE OF BENEFITS. The Key Employee acknowledges that his violation of any of the prohibitions of Section 9, either during a period of employment with a Bell Atlantic Company, or during the 24 months following termination of employment, may result in the Key Employee's forfeiture of any and all rights to benefits under the nonqualified pension plan in which the Key Employee participates, or the forfeiture of rights to payments or benefits under any other compensation or benefit plan which may contain similar prohibitions or conditions on benefits.

                  (f) WAIVER. Nothing in this Agreement shall bar the Key Employee from requesting, at the time of the Key Employee's retirement or at any time thereafter, that the officer named in Section 9(a) waive Bell Atlantic's rights to enforce the non-compete covenants of this Section, and said officer shall have the power to agree to such a waiver if said officer determines that it is not inconsistent with the interests of Bell Atlantic to do so.

         10.      PROHIBITION AGAINST DISCLOSURE OF PROPRIETARY INFORMATION.

                  (a) PROHIBITED CONDUCT BY THE KEY EMPLOYEE. The Key Employee acknowledges that, as one of the most senior officers of the Bell Atlantic Companies, the Key Employee has continuing access to confidential and proprietary information of Bell Atlantic Companies. The Key Employee shall, therefore, at all times during the period of active employment with any Bell Atlantic Company, and for a period of three years thereafter, preserve the confidentiality of all proprietary information of any Bell Atlantic Company. The three-year limitation under this paragraph shall not in any way limit any Bell Atlantic Company's common law and statutory rights to protect its trade secrets or intellectual property rights at any time, to the full extent of the law. "Proprietary information" includes, but is not limited to, information in the possession or control of a Bell Atlantic Company that has not been fully disclosed in a writing which has been generally circulated to the public at large, and which gives the Bell Atlantic Company an opportunity to obtain or maintain advantages over its current and potential competitors, such as strategic or tactical business plans, undisclosed financial data; ideas, processes, methods, techniques, systems, patented or copyrighted information, models, devices, programs, computer software or related information; documents relating to regulatory matters and correspondence with governmental entities; undisclosed information concerning any past, pending or threatened legal dispute, pricing and cost data; reports and analyses of business prospects; business transactions which are contemplated or planned; research data; personnel information and data; identities of users and purchasers of any Bell Atlantic Company's products or services; and other confidential matters pertaining to or known by one or more Bell Atlantic Companies, including confidential information of a third party which a Bell Atlantic Company is bound to protect.

                  (b) OBLIGATION TO RETURN COMPANY PROPERTY. If and when the Key Employee terminates employment for any reason with all Bell Atlantic Companies, the Key Employee shall, prior to the last day of active employment and without charge to any Bell Atlantic Company, return to the employing Bell Atlantic Company (or the rightful Bell Atlantic Company) all company property, including, without limitation, originals and copies of records, papers, programs, computer software, documents and other materials which contain Proprietary Information, as defined in the previous paragraph. The Key Employee shall thereafter cooperate with each applicable Bell Atlantic Company in executing and delivering documents requested by the company that are necessary to assist the Bell Atlantic Company in patenting or registering any programs, ideas, inventions, discoveries, copyright material or trademarks, and to vest title thereto in the Bell Atlantic Company.

                  (c) FORFEITURE OF BENEFITS. The Key Employee acknowledges that a violation of the prohibitions of this Section 10 may result in the Key Employee's forfeiture of any and all rights to benefits or awards under the nonqualified pension plan in which he participates, and any other benefit or compensation plan containing similar prohibitions and requirements.

                  (d) REMEDIES IN ADDITION TO FORFEITURE OF BENEFITS. The Key Employee recognizes that irreparable injury will result to one or more Bell Atlantic Companies, and to the business and property of any of them, in the event of a breach by the Key Employee of any of the provisions of this Section 10. In the event of any breach of any of the Key Employee's covenants under this Section 10, any Bell Atlantic Company that is damaged by such breach shall be entitled, in addition to curtailing the payment of any post-separation payments hereunder, and in addition to any other remedies and damages which may be available at law, to injunctive relief to restrain the violation of such covenants by the Key Employee or by any person or persons acting for or with the Key Employee in any capacity whatsoever.

         11.      MISCELLANEOUS PROVISIONS.

                  (a) KEY EMPLOYEE'S DUTY TO TREAT THIS AGREEMENT AS CONFIDENTIAL. Unless and until the terms of this Agreement, and the amount of any payment eligible to be paid or actually paid under this Agreement, are disclosed in writing to the public by any Bell Atlantic Company pursuant to any applicable legal duty to disclose such information, it shall be a condition of eligibility to receive any payment hereunder that the Key Employee hold the terms of this Agreement and the amount of any payment hereunder in strict confidence, except that the Key Employee may disclose such details on a confidential basis to his or her spouse (if any), and to any financial counselor, tax adviser or legal counsel retained by the Key Employee. A breach by the Key Employee of his or her duty of confidentiality under this paragraph shall constitute cause for Bell Atlantic to terminate this Agreement.

                  (b)      ASSIGNMENT BY BELL ATLANTIC. The obligations of
         Bell Atlantic hereunder shall be the obligations of any and all successors and assigns of Bell Atlantic. Bell Atlantic may assign this Agreement without the Key Employee's consent to any company that acquires all or substantially all of the stock or assets of Bell Atlantic, or into which or with which Bell Atlantic is merged or consolidated. This Agreement may not be assigned by the Key Employee, and no person other than the Key Employee (or the Key Employee's estate) may assert the rights of the Key Employee under this Agreement.

                  (c) BONUS AND OTHER PAYMENTS NOT APPLICABLE TO PENSION, SAVINGS PLAN OR OTHER BENEFIT PLANS. The amounts described in Sections 5, 6, and 7 of this Agreement shall not be eligible to be contributed to any qualified savings plan, and shall not be benefit-bearing compensation for purposes of any group term life insurance plan, pension plan, or other employee benefit plans. Nothing in this Agreement is intended to supersede or modify any rights which the Key Employee may have under any other compensation or benefit plan in which the Key Employee participates. At the time of determination that an amount is payable under Section 5 of this Agreement, such amount may be deferred under any nonqualified deferred compensation plan in which the Key Employee is then eligible to participate, but only if and to the extent then permitted under the terms of any such nonqualified deferred compensation plan.

                  (d) RELEASE. As a condition of eligibility to receive the benefits described in Sections 4, 6, and 7 of this Agreement, the Key Employee shall sign and deliver a legal release in the form attached to this Agreement as Attachment B, which shall be signed by the Key Employee at the time of his retirement or other termination of employment from Bell Atlantic (the "Release"), and the Key Employee shall not revoke his signature.

                  (e) WAIVER. The waiver by Bell Atlantic of a breach by the Key Employee of any provision of this Agreement shall not be construed as a waiver of any subsequent breach.

                  (f) GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Virginia.

                  (g) ENTIRE AGREEMENT. Except for the terms of other compensation and benefit plans in which the Key Employee participates, this Agreement sets forth the entire understanding of Bell Atlantic and the Key Employee and supersedes all prior agreements and communications, whether oral or written, between Bell Atlantic and the Key Employee. This Agreement shall not be modified except by written agreement of the Key Employee and Bell Atlantic. During the Transition Period, the terms of Sections 9 and 10 of this Agreement shall supersede the terms of any Non-Compete and Proprietary Information Agreement to which the Key Employee and any Bell Atlantic Company are parties; provided, however, that, if the Key Employee remains employed by a Bell Atlantic Company subsequent to the termination of this Agreement at the end of the Transition Period (or any extension of such Transition Period which may later be agreed by amendment of this Agreement), any such prior Non-

         Compete and Proprietary Information Agreement shall again be enforceable to the full extent of its terms.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                       BELL ATLANTIC CORPORATION

                                       BY:
                                          --------------------------------------
                                                  JAMES G. CULLEN
                                                  VICE CHAIRMAN


                                       THE KEY EMPLOYEE


                                       ------------------------------------
                                                  JAMES R. YOUNG

                                  ATTACHMENT A
                        CERTAIN LIMITATIONS UPON PAYMENTS

         (a) TAX CODE LIMITATIONS. Anything in this Agreement to the contrary notwithstanding, in the event that it shall be determined that any payment or distribution by Bell Atlantic to or for the benefit of the Key Employee, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a "Payment"), would constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the aggregate present value of amounts payable or distributable to or for the benefit of the Key Employee pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the Reduced Amount. The "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be subject to taxation under Section 4999 of the Code. For purposes of this Section, present value shall be determined in accordance with Section 280G(d)(4) of the Code.

         (b) CALCULATIONS BY INDEPENDENT FIRM. All determinations to be made under this Section shall be made by Bell Atlantic's independent public accountant or such law firm as is acceptable to the Key Employee and Bell Atlantic (the "Independent Firm"), immediately if the Key Employee separates from service under circumstances which make the Key Employee eligible to receive post-separation payments under this Agreement, or at such other times as Bell Atlantic may determine. The parties agree that the Independent Firm shall render a preliminary opinion on the applicability of Section 280G to this Agreement within sixty (60) days of the date of Execution of this Agreement. The Independent Firm shall provide its determinations and any supporting calculations both to Bell Atlantic and the Key Employee within ten (10) days of the effective date of termination of employment, or when such calculations are otherwise made. Any such determination by the Independent Firm shall be binding upon Bell Atlantic and the Key Employee. Within five (5) days after this determination, Bell Atlantic shall commence to pay (or cause payments to commence to be paid) to or for the benefit of the Key Employee such amounts (if any) as are then due to the Key Employee under this Agreement.

         (c) OVERPAYMENTS AND UNDERPAYMENTS. As a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Independent Firm hereunder, it is possible that Agreement Payments will either have been made by Bell Atlantic which should not have been made ("Overpayment"), or that additional Agreement Payments which have not been made by Bell Atlantic could have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. Within two years after the effective date of termination of employment, the Independent Firm shall review the determination made by it pursuant to the preceding paragraph. In the event that the Independent Firm determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Key Employee which the Key Employee shall repay to Bell Atlantic together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code (the "Federal Rate"); provided, however, that no amount shall be payable by the Key Employee to Bell Atlantic if and to the extent such payment would not reduce the amount which is subject to

- --------------------------------------------------------------------------------
Employment Agreement                   14
                                 James R. Young
taxation under Section 4999 of the Code. In the event that the Independent Firm determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the appropriate Bell Atlantic Company to or for the benefit of the Key Employee together with interest at the Federal Rate.

         (d) All of the fees and expenses of the Independent Firm in performing the determinations referred to in subsections (b) and (c) above shall be borne solely by Bell Atlantic.
























- --------------------------------------------------------------------------------
Employment Agreement                   15
                                 James R. Young

                                  ATTACHMENT B

                                     RELEASE

         THIS RELEASE (the "Release") is entered into by      [NAME]       (the
"Key Employee"), for the benefit of ________________________________________
(the "Company"), and for the benefit of all companies affiliated with the Company (collectively, "Bell Atlantic Companies"), and the officers, directors and employees of each of them.

         WHEREAS, the Key Employee has separated from service with the Company on _____________, 199_ (the "Separation Date") pursuant to the terms of an Employment Agreement, dated _______________, 1996, between Bell Atlantic Corporation and the Key Employee (the "Agreement"), and he wishes to execute this Release as contemplated under the terms of the Agreement.

         NOW, THEREFORE, the Key Employee affirms as follows:

         1. The Key Employee, as his free and voluntary act, hereby releases and discharges the Company, its affiliates, and their successors and assigns, and the directors, officers, employees, and agents of each of them, of and from any and all debts, obligations, claims, demands, judgments or causes of action of any kind whatsoever, known or unknown, in tort, contract, by statute or on any other basis, for equitable relief, compensatory, punitive or other damages, expenses (including attorneys' fees), reimbursements or costs of any kind, including but not limited to, any and all claims, demands, rights and/or causes of action, including those which might arise out of allegations relating to a claimed breach of an alleged oral or written employment contract, or relating to purported employment discrimination or civil rights violations, such as, but not limited to, those arising under Title VII of the Civil Rights Act of 1964 (42 U.S.C. Section 2000e et seq.) as amended by the Civil Rights Act of 1991, the Civil Rights Acts of 1866 and 1871 (42 U.S.C. Sections 1981 and 1983), Key Employee Order 11246, as amended, the Age Discrimination in Employment Act of 1967, as amended (29 U.S.C. Section 621 et seq.), the Equal Pay Act of 1963 (29 U.S.C. Section 206(d)(1)), the Rehabilitation Act of 1973 (29 U.S.C. Sections 701-794), the Americans with Disabilities Act, or any other applicable federal, state or local employment discrimination statute or ordinance, which the Key Employee might have or assert against any of said entities or persons (a) by reason of the Key Employee's active employment by the Company or any affiliated company, or the termination of said employment and all circumstances related thereto; or (b) by reason of any other matter, cause or thing whatsoever which may have occurred prior to the date of execution of this Release. Moreover, the Key Employee waives any and all rights under the Employee Retirement Income Security Act of 1974 (ERISA) to assert any claim to any severance benefits, or other remuneration on account of separation from service, other than as stated in the Agreement.

- --------------------------------------------------------------------------------
Release under Employment Agreement      1
                                 James R. Young

         2. The Key Employee hereby reaffirms the terms and conditions of the Agreement in all respects.

         3. Should any provision of this Release be declared or be determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby, and said illegal or invalid part, term or provision shall be deemed not to be a part of this Release.

         STATEMENT BY THE KEY EMPLOYEE WHO IS SIGNING BELOW: THE COMPANY HAS ADVISED ME IN WRITING TO CONSULT WITH AN ATTORNEY PRIOR TO EXECUTING THIS RELEASE. I HAVE CAREFULLY READ AND FULLY UNDERSTAND THE PROVISIONS OF THIS RELEASE AND HAVE HAD SUFFICIENT TIME AND OPPORTUNITY (OVER A PERIOD OF SUBSTANTIALLY MORE THAN 21 DAYS) TO CONSULT WITH MY PERSONAL TAX, FINANCIAL AND LEGAL ADVISORS PRIOR TO EXECUTING THIS DOCUMENT, AND I INTEND TO BE LEGALLY BOUND BY ITS TERMS. I UNDERSTAND THAT I MAY REVOKE THIS RELEASE WITHIN SEVEN (7) DAYS FOLLOWING MY SIGNING, AND THIS RELEASE WILL NOT BECOME ENFORCEABLE OR EFFECTIVE UNTIL THAT SEVEN-DAY PERIOD HAS EXPIRED.

         THE UNDERSIGNED, intending to be legally bound, has executed this
Release as of the       day of           , 199  , that being the Key Employee's
Separation Date.

                                        THE KEY EMPLOYEE



                                        SIGNED:
                                               ---------------------------------


                                THIS IS A RELEASE
                          READ CAREFULLY BEFORE SIGNING









- --------------------------------------------------------------------------------
Release under Employment Agreement      2
                                 James R. Young

                                        2